UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Under § 240.14a-12

GRANITE FALLS ENERGY, LLC

(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Items 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

GRANITE FALLS ENERGY, LLC
15045 Highway 23 S.E.
Granite Falls, MN 56241-0216
NOTICE OF 2022 SPECIAL MEETING OF MEMBERS
To Be Held On: Thursday, November 3, 2022
To our members:
The 2022 special meeting of members (the “Special Meeting”) of Granite Falls Energy, LLC (the “Company”), will be held at 9:00 a.m. Thursday, November 3, 2022, at Prairie’s Edge Casino Resort, 5616 Prairie’s Edge Lane, Granite Falls, Minnesota.
We are pleased to take advantage of the rules established by the Securities and Exchange Commission that allow companies to furnish proxy materials primarily over the internet. We believe that this will allow us to promptly provide proxy materials to you, while lowering the costs of distributions and reducing the environmental impact of our Special Meeting.
On or about September 9, 2022, we are mailing to our members a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended October 31, 2021, over the internet. On the same date as the Notice, the proxy materials were posted on our website at www.granitefallsenergy.com under “Investor Information.” We urge all members to access the proxy materials, print the proxy card, fill it out and send it to us to count your votes for the Special Meeting. We will also mail proxy cards to all members on or about September 20, 2022.
All members are cordially invited to attend the Special Meeting.   Only members listed on the Company’s records at the close of business on September 9, 2022, are entitled to vote at the Special Meeting and any adjournments thereof.
YOUR VOTE IS VERY IMPORTANT, and it is important that your units be represented and voted at the meeting. Even if you own only a few units, and whether or not you expect to be present at the Special Meeting, the Board of Governors urges you to carefully review all of the proxy materials, and then print, complete, sign and date the proxy card and promptly return it to Christianson PLLP as instructed in the proxy card. Alternatively, you may review the proxy materials online then complete, sign and date the proxy card being mailed to our members on or about September 20, 2022.
You can print the proxy card from our website: www.granitefallsenergy.com under “Investor Information.” Your proxy card must be received at Christianson PLLP, 302 SW 5th Street, Willmar, MN 56201, before 5:00 p.m. central time on Wednesday, November 2, 2022, in order to be valid. This will also help ensure a quorum at the meeting and will save the Company the expense of additional solicitations. If you return your proxy card before the meeting and decide that you want to change your vote, you may revoke your proxy at any time prior to 5:00 p.m. central time on Wednesday, November 2, 2022, by delivering a written revocation and/or a new proxy card to Christianson PLLP, 302 SW 5th Street, Willmar, MN 56201. You may also revoke your proxy by attending the Special Meeting and delivering a written notice of revocation to our Chief Financial Officer, Stacie Schuler, at the commencement of the Special Meeting.
Sincerely,
/s/ Jeffrey Oestmann

JEFFREY OESTMANN
Chief Executive Officer

GRANITE FALLS ENERGY, LLC
NOTICE OF 2022 SPECIAL MEETING OF MEMBERS
To Be Held On: Thursday, November 3, 2022
TO OUR MEMBERS:
Our 2022 Special Meeting of Members (the “Special Meeting”) of Granite Falls Energy, LLC, will be held on Thursday, the 3rd of November, 2022 at 9:00 a.m. at Prairie’s Edge Casino Resort, 5616 Prairie’s Edge Lane, Granite Falls, Minnesota.
The purpose of the meeting is to consider and vote on the following proposals:
•
Amend and restate our Sixth Amended and Restated Operating Agreement dated March 23, 2017 (the “Current Operating Agreement”) to provide for three separate and distinct classes of units: Class A, Class B and Class C Units as set forth in the proposed Seventh Amended and Restated Operating Agreement (the “Proposed Operating Agreement”);

•
Reclassify our units into Class A, Class B and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934 (the “Reclassification”);

•
Adjourn or postpone the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the matters under consideration; and

•
Transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Our Board of Governors recommends a vote FOR each of the foregoing proposals. Members of record as of September 9, 2022, are entitled to notice of, and to vote on, all matters at the Special Meeting and any reconvened meeting following any adjournments or postponements thereof.
Members of the Company will have the opportunity to make transfers of Units until October 15, 2022. After October 15, 2022, the Company will not approve any Unit transfers prior to the Special Meeting. The Board notifies Members of this opportunity to make transfers prior to the proposed reclassification so that Members have the opportunity to own the requisite number of Units to be in their desired Class, which our Board feels enhances the substantive fairness of the transaction to all Members.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING. Notice of the Special Meeting, the Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended October 31, 2021, are available electronically at www.granitefallsenergy.com.
Your vote is very important. Our Board of Governors urges all members be present or represented at the Special Meeting. Please print, sign, date and return the proxy card located on our website at www.granitefallsenergy.com under “Investor Information” at your earliest convenience so that your units may be voted.
By order of the Board of Governors,
/s/ Paul Enstad

PAUL ENSTAD,
Chairman
Granite Falls, Minnesota
September 9, 2022

Granite Falls Energy, LLC
15045 Highway 23 S.E.
Granite Falls, MN 56241-0216
PROXY STATEMENT
for the
2022 Special Meeting of Members
To be held Thursday, November 3, 2022
ABOUT THE SPECIAL MEETING
In this proxy statement, “GFE” “we,” “our,” “ours,” “us” and the “Company” refer to Granite Falls Energy, LLC, a Minnesota limited liability company.
“Reclassification” refers to the reclassification of our registered units into three newly-created classes: Class A, Class B and Class C units. References to our “Units” generally refers to our currently outstanding membership units; references to “Class A Units”, “Class B Units” or “Class C Units” refer to a specific class of Units with unique rights, powers and privileges as described in this proxy statement and that will be effectuated through the Reclassification.
Date, Time and Place of the Special Meeting
This proxy statement is furnished in connection with the solicitation by the Board of Governors (the “Board”) of Granite Falls Energy, LLC (the “Company”, “we”, “us”, “our”) of proxies to be voted at the 2022 special meeting of members of the Company to be held on Thursday, November 3, 2022 (the “Special Meeting”), and at any adjournment thereof. The Special Meeting will be held at Prairie’s Edge Casino Resort, 5616 Prairie’s Edge Lane, Granite Falls, Minnesota. Registration for the meeting will begin at 8:00 a.m. and the meeting will commence at approximately 9:00 a.m.
Proposals to be Considered at the Special Meeting
Our Board has authorized, and unanimously recommends for your approval at the Special Meeting, the following Proposals:
Proposal	Description	Board Voting Recommendation
No. 1	Amend and restate our Sixth Amended and Restated Operating Agreement	FOR
No. 2	Approval of the Reclassification of Units	FOR
No. 3	Adjournment or Postponement the Special Meeting	FOR
Our members will vote on these matters separately. If Proposals 1 and 2 are not both approved, our Board will not implement either:
•
the amendment and restatement to our Sixth Amended and Restated Operating Agreement (the “Current Operating Agreement”), the Seventh Amended and Restated Operating Agreement (the “Proposed Operating Agreement”); or

•
the Reclassification of the Units.

Our Board will have the discretion to determine if and when to implement the Proposed Operating Agreement, including the Reclassification, and reserves the right to abandon the Proposed Operating Agreement and the Reclassification, even if approved by the members. For example, if the number of record holders of Units changes such that the Reclassification would no longer accomplish our intended goal of discontinuing our reporting obligations owed to the Securities and Exchange Commission (the “SEC”), our Board may determine not to implement the Reclassification.
Our Board is asking separately for the vote to amend and restate our Sixth Amended and Restated Operating Agreement (Proposal 1) and the approval of the Reclassification of Units (Proposal 2), even though the Reclassification could be effected solely through the approval of Proposal 1. The Board believes that the Reclassification is an important unit holder matter and deserves separate distinct attention, given the impacts on our unit holders. The Board, in the interest of fairness, wants to explicitly communicate to members the impacts that the Proposed Operating Agreement will have on the Company. The Proposed Operating Agreement and the Reclassification are conditioned on one another. Unless the unit holders vote in favor of both proposals, both will fail. For more information on the effect of the Reclassification of your Units, please see the section entitled “Effects of the Reclassification on Members of GFE.”
We expect that if our members approve the Reclassification and Proposed Operating Agreement and our Board elects to implement the Proposed Operating Agreement, the Reclassification will become effective on November 4, 2022.
No member proposals will be able to be made or acted upon at the Special Meeting, and no member action will otherwise be able to be taken at the Special Meeting, other than voting on the above proposals.
Availability of Proxy Materials
The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended October 31, 2021, are available online at www.granitefallsenergy.com.
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are permitted to furnish proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended October 31, 2021, to members by providing access to these documents through the internet instead of mailing printed copies. Most members will not receive printed copies of the proxy materials unless requested. Instead, our Notice of Internet Availability of Proxy Materials provides instructions on how to access and review the proxy materials on the internet. The Internet Availability Notice also includes instructions on how to receive a paper copy of your proxy materials, if you so choose. If you received your special meeting materials by mail, your proxy materials, including your proxy card, were enclosed. We believe that this process expedites members’ receipt of proxy materials, lowers the costs of our Special Meeting and helps to conserve natural resources.
This Proxy Statement, the Notice of the 2022 Special Meeting, proxy card and our Annual Report may be requested by calling or e-mailing Stacie Schuler at 320-564-3100 or sschuler@granitefallsenergy.com or accessing www.granitefallsenergy.com and clicking on the link provided under “Investor Information.”
Record Date
Only members of record on the Record Date are entitled to notice of, and to vote at, the Special Meeting. You may vote at the Special Meeting if you were the record owner of units of the Company at the close of business on September 9, 2022, (the “Record Date”). At the close of business on the Record Date, 30,606 units were issued and outstanding held by approximately 989 unit holders of record. If you are a holder of Units of the Company, you are entitled to one vote on each proposal considered and voted upon at the Special Meeting for each unit you held of record at the close of business on the Record Date.
Quorum
Pursuant to Section 8.6 of our Current Operating Agreement, members holding at least 40% of the outstanding units will constitute a quorum of the members for the Special Meeting. Since we had 30,606 Units outstanding and entitled to vote as of the Record Date, an aggregate of at least 12,242 Units need to be represented at the Special Meeting in order for there to be a quorum.
If a quorum is not present at the time and place scheduled for the Special Meeting, the members present at that time may adjourn and/or postpone the Special Meeting to a later date in order to give the Board additional time to solicit proxies for use at the Special Meeting. The proposal to adjourn or postpone the Special Meeting must be approved by the holders of at least a majority of the outstanding Units represented at the Special Meeting (even if a quorum is not present) in order for the meeting to be validly postponed or adjourned to solicit additional proxies or for other purposes.

Vote Required for Approval
In accordance with Section 14.5 of our Current Operating Agreement, approval of the Proposed Operating Agreement requires the affirmative vote of a majority of the Units represented at the Special Meeting, if a quorum is present. In accordance with Sections 8.1 and 14.5 of our Current Operating Agreement, approval of the Reclassification requires the affirmative vote of a majority of the Units represented at the Special Meeting, if a quorum is present. In addition, the approval of the Proposed Operating Agreement and Reclassification are conditioned upon each other such that the members must approve both proposals for either to be implemented.
Voting and Revocation of Proxies
You may vote your units either (i) in person by attending the Special Meeting, or (ii) by mailing your completed proxy card. To vote by mail, you must return the proxy card to Christianson PLLP no later than 5:00 p.m. central time on Wednesday, November 2, 2022, for your vote to be valid. If a proxy card is submitted by mail without instructions as to the three proposals, the proxies will be voted “FOR” the Proposal to amend and restate our Sixth Amended and Restated Operating Agreement; “FOR” the Reclassification of the Company’s Units; and “FOR” the Adjournment or Postponement Proposal.
A member who returns a proxy card to Christianson PLLP before the Special Meeting but wants to change the member’s vote, can do so at any time by either (i) giving written notice of revocation that is received by Christianson PLLP by 5:00 p.m. on Wednesday, November 2, 2022; or (ii) attending the Special Meeting and delivering written notice to the Company’s Chief Financial Officer, Stacie Schuler, at the commencement of the Special Meeting.
If your units are held in the name of your brokerage firm, bank, fiduciary, trustee, custodian or other nominee, you are considered the beneficial owner of units held in your name. If you are the beneficial owner of your units and not the holder of record, you will need to contact your brokerage firm, bank, fiduciary, trustee, custodian or other nominee to revoke any prior voting instructions or bring with you a legal proxy from your brokerage firm, bank, fiduciary, trustee, custodian or other nominee authorizing you to vote the units.
Effect of Abstentions and Broker Non-Votes
If you return a proxy but fail to mark it to indicate your vote or abstention on a particular matter to be considered at the Special Meeting, the Board of Governors will be authorized to vote your proxy FOR such matter. If you mark contradicting choices on your proxy with respect to a matter to be considered at the special meeting so that it is unclear how you intended your proxy to be voted with respect to such matter, the Board of Governors will treat this as an abstention with respect to such matter.
You may return your proxy marked to abstain from the vote on any matter to be considered at the Special Meeting or you may attend the Special Meeting and abstain from the vote on any such matter. Similarly, if your Units are held in “street name” by a broker, bank or other nominee holder and you fail to give your nominee holder specific instructions as to how you want your Units voted on the matters to be considered at the special meeting, your nominee may return your proxy to establish your presence for purposes of establishing a quorum, but may not vote your Units with respect to any matter being considered at the Special Meeting. This is referred to as a “broker non-vote.” Broker non-votes will not be counted as a vote for or against the proposals.
Abstentions or proxies or ballots marked to “withhold authority” will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting. Abstentions or proxies or ballots marked to “withhold authority” will be counted as votes cast against the proposals to be voted upon at the Special Meeting because an abstention represents a Unit entitled to vote and thus is included in the denominator in determining the percentage approved.
Inspector of the Vote
All votes taken at the Special Meeting will be tabulated by Christianson PLLP.

Anticipated Voting by Executive Officers and Governors
On the Record Date, the governors and executive officers of GFE held the power to vote a total of 1,502 Units, which represents approximately 4.91% of the outstanding Units. We expect that all of these Units will be represented at the Special Meeting and that all of these Units will be voted in favor of the approval and adoption of the Seventh Amended and Restated Operating Agreement.
Solicitation of Proxies
The proxy materials are being provided to you by the Company and proxies will be solicited on behalf of the Company by our governors, officers and employees. The original solicitation of proxies by mail may be supplemented by solicitations by our governors, officers and employees by telephone, electronic or other means to request members return their proxy cards or attend the Special Meeting. No compensation will be paid to our governors, officers or employees for any solicitations.
We are posting the proxy materials to our website on September 9, 2022 and mailing the proxy card to our members on or about September 20, 2022.
Expenses of Solicitation
The Company will bear all of the expenses of holding the Special Meeting, including expenses associated with the solicitation of proxies for use at the Special Meeting by the Board of Governors, along with the costs associated with amending the Operating Agreement, issuing new certificates to members for the new classes of Units created by the Unit reclassification if approved at the Special Meeting and preparing and filing documents with the SEC to deregister the Units if the record ownership of the Class A Units after the completion of the reclassification of Units allows the Company to do so. These costs are expected to consist primarily of professional fees and other expenses relating to preparing the Seventh Amended and Restated Operating Agreement and the proxy solicitation materials, printing and distribution of the proxy statement and proxy card, expenses of holding the Special Meeting, and the cost of preparing and distributing replacement certificates for Units to reflect the new class designations of Units resulting from the Unit reclassification. These costs will include the cost of supplying necessary additional copies of the proxy solicitation material for beneficial owners of Units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.
We estimate that the expenses to be incurred by the Company relating to the amendments of the Operating Agreement and the Reclassification will total approximately $150,000, which consists of the following:
Legal fees and expenses:	$100,000
Printing and mailing costs:	$40,000
Miscellaneous expenses:	$10,000
Total:	$150,000
We intend to pay these expenses out of our working capital and do not expect the expenses related to the amendments to the Operating Agreement and the Reclassification will have a material adverse effect on our liquidity, results of operations or cash flows.
Authority to Adjourn the Special Meeting to Solicit Additional Proxies
We are also asking our members to grant full authority for the Special Meeting to be adjourned, if necessary or desirable, for the purpose of soliciting additional proxies to approve the proposals presented in this proxy statement.
If a quorum is not present at the Special Meeting, any adjournment of the meeting requires the affirmative vote (in person or by proxy) of the holders of a majority of the Units represented at the meeting.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING, THE PROPOSALS AND VOTING
This Q&A summary provides an overview of material information about the proposed Reclassification and the proposed amendment and restatement of our Current Operating Agreement by adopting the Proposed Operating Agreement. However, it is only a summary. To better understand the Reclassification and the Proposed Operating Agreement, we encourage you to carefully read this entire document and the documents to which it refers before voting.
Neither the SEC nor any state securities commission has approved or disapproved the Proposed Operating Agreement or the Reclassification or has passed upon the merits or fairness of the Reclassification or upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.
GENERAL QUESTIONS
Q:
What is a proxy?

A:
It is your legal designation of another person to vote the units you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our governors as proxies for the Special Meeting. These governors are Paul Enstad and Rod Wilkison.

Q:
What is a proxy statement?

A:
It is a document that the SEC regulations require us to give you when we ask you to vote by mail or by fax by signing and returning a proxy card designating Paul Enstad and Rod Wilkison as proxies to vote on your behalf.

Q:
Why did I receive this proxy statement?

A:
The Board is soliciting your proxy to vote at the Special Meeting because you were a member of the Company as of the close of business on the record date.

Q:
Who can attend the Special Meeting?

A:
All members of the Company may attend the Special Meeting.

Q:
What is the record date for the Special Meeting and what does it mean?

A:
The record date for the Special Meeting is September 9, 2022. The record date is established by the Board as required by the Company’s Current Operating Agreement and the Minnesota Revised Uniform Limited Liability Company Act set forth in Chapter 322C of the Minnesota Statutes. Owners of record of units at the close of business on the record date are entitled to receive notice of the meeting and vote at the meeting and any adjournments or postponements of the Special Meeting.

Q:
How do I vote?

A:
Membership units can be voted only if the holder of record is present at the Special Meeting either in person or by proxy. You may vote using either of the following methods:

•
Proxy card.   The proxy card is a means by which a member may authorize the voting of his, her, or its membership units at the Special Meeting. The membership units represented by each properly executed proxy card will be voted at the Special Meeting in accordance with the member’s directions. There are instructions for how to download, print and complete the proxy card on our website at www.granitefallsenergy.com under “Investor Information” and in the Notice of Internet Availability of Proxy Materials. Alternatively, you may review the proxy materials online but complete and return the proxy card that will be mailed to each member as of the record date instead of printing one off the website. The Company urges you to specify your choices by marking the appropriate boxes on your proxy card. After you have marked your choices, please sign and date the proxy card and return it:

•
By mail in the enclosed envelope to Christianson PLLP, Attention: Christina Boike, at 302 SW 5th Street, Willmar, MN 56201.

•
By fax to Christianson PLLP, Attention: Christina Boike, at (320) 235-5962.

If you sign and return the proxy card without specifying any choices, your membership units will be voted FOR the adoption of the Proposed Operating Agreement and FOR the Reclassification of the Units.
•
In person at the Special Meeting.   Members may vote in person by attending the meeting, which will be held at 9:00 a.m. on Thursday, November 3, 2022, at Prairie’s Edge Casino Resort, 5616 Prairie’s Edge Lane, Granite Falls, Minnesota.

Q:
Can I attend the meeting via Zoom?

A:
No. There will not be an option to attend the meeting via Zoom or other videoconference program. Members who wish to attend the meeting may attend in person at the date, time, and location specified above. Members may vote in person or by proxy.

Q:
How many votes do I have?

A:
Members are entitled to one vote for each membership unit owned by such member as of the close of business on the record date on any matter which may properly come before the meeting.

Q:
What am I voting on?

A:
Members will vote on three proposals at the Special Meeting.

The first proposal is the amendment and restatement of the Current Operating Agreement to reclassify the Company’s Units into three (3) distinct classes, Class A, Class B and Class C. The second proposal is the Reclassification of the Units for the purpose of discontinuing the registration of our Units with the SEC. The third proposal gives the Board permission to adjourn the Special Meeting for the purpose of soliciting additional proxies if there are insufficient proxies or Units represented at the meeting to approve Proposal 1 and Proposal 2. Unless you give other instructions, the persons named as proxies will vote in accordance with the recommendations of the Board.
As of the date of this proxy statement, the Board is not aware of any matters, other than those set forth above, that may be presented for action at the Special Meeting. If other matters are properly presented, including voting to adjourn or postpone the Special Meeting to solicit additional proxies with respect to any proposal or for any other reason, the persons named as proxies will vote in accordance with the member’s directions.
Q:
What are the voting requirements for the proposals?

A:
The affirmative vote of members holding a majority of the Units represented at the Special Meeting, if a quorum is present, is necessary to approve both Proposal 1 and Proposal 2. Our Board is asking separately for the vote to amend and restate our Sixth Amended and Restated Operating Agreement (Proposal 1) and the approval of the Reclassification of units (Proposal 2), even though the Reclassification could be effected solely through the approval of Proposal 1.

The Board believes that the Reclassification is an important unit holder matter and deserves separate distinct attention, given the impacts on our unit holders. The Board, in the interest of fairness, wants to communicate explicitly to the members the impacts that the Proposed Operating Agreement will have on the Company. The Proposed Operating Agreement and the Reclassification are conditioned on one another, unless the unit holders vote in favor of both proposals, both will fail. For more information on the effect of the Reclassification of your units, please see the section entitled “Effects of the Reclassification on Members of GFE.”
We are also asking our members to grant full authority for the Special Meeting to be adjourned, if necessary or desirable, for the purpose of soliciting additional proxies to approve the proposals presented in this Proxy Statement, including the Reclassification proposal. The proposal to adjourn or postpone the Special Meeting must be approved by the holders of at least a majority of the Units represented at the meeting (even if a quorum is not present) in order for the meeting to be validly postponed or adjourned to solicit additional proxies or for other purposes.
Q:
What is the effect of an abstention?

A:
Abstentions will be counted when determining whether a quorum is present. Abstentions will be counted as a vote against Proposal 1, Proposal 2 and Proposal 3.

Q:
What can I do if I change my mind after I submit my proxy?

A:
You may revoke your proxy by:

•
Giving written notice of revocation that is received by Christianson PLLP by 5:00 p.m. on Wednesday, November 2, 2022.

•
Giving written notice of the revocation to the Company’s CFO, Stacie Schuler, at the commencement of the 2022 Special Meeting and then voting in person at the Special Meeting.

Simply attending the Special Meeting will not revoke your proxy; you must revoke your proxy one of the ways described above. If you would like to change your vote, you may do so by revoking your proxy and then voting in person or by proxy as described in the immediately preceding question.
Q:
What happens if I mark too few or too many boxes on the proxy card?

A:
If you mark too few or too many boxes on the proxy card for each proposal, your vote will be counted as follows:

If you do not mark any choices on the proxy card, then the proxies will vote your units FOR the proposal to amend the Company’s Current Operating Agreement, FOR the Reclassification of the Units and FOR any adjournment of the Special Meeting.
If you mark contradicting choices on the proxy card, such as both FOR and ABSTAIN for any Proposal so that it is unclear how you intended your proxy to be voted with respect to such matter, the Board of Governors will treat this as an abstention with respect to such matter.
If any other matters are properly presented to the Special Meeting for action, including voting to adjourn or postpone the Special Meeting to solicit additional proxies with respect to any proposal or for any other reason, the proxy will vote the proxy cards in accordance with members’ directions therein. As provided on the proxy card, a member may grant discretionary authority to the proxies to vote on such matters in accordance with their best judgment.
Q:
How will a quorum be established at the Special Meeting?

A:
To transact any business at the Special Meeting, we must have a quorum of members present at the meeting. The presence of members holding 40% of the total outstanding membership units constitutes a quorum. As of the record date, we had 30,606 membership units issued and outstanding. Accordingly, we need 12,242 membership units represented at the meeting to constitute a quorum. If you submit a properly executed proxy, then you will be considered part of the quorum even if you are not physically present at the meeting.

Q:
Do I have dissenters’ rights to any matter acted upon during the Special Meeting?

A:
No. Neither the Company’s operating agreement nor the Minnesota Revised Uniform Limited Liability Company Act provides members with dissenters’ rights.

Q:
Who will count the vote?

A:
The Company has hired the accounting firm of Christianson PLLP to count the ballots.

Q:
How do I nominate a candidate for election as a governor or make a proposal for next year’s annual meeting?

A:
This question is answered in the section of this proxy statement entitled “Member Proposals for the 2023 Annual Meeting.”

Q:
Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation material for beneficial owners of membership units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.

Q:
How can I find out results of the voting at the Special Meeting?

A:
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q:
Will my Units be voted if I do not provide my proxy?

A:
No. Your Units will not be voted at the Special Meeting unless you provide us with a proxy or you attend the Special Meeting and vote in person. If your Units are held in “street name” with a brokerage firm, bank or other nominee holder, they will not be voted by the nominee holder without specific instructions from you on the matters being considered at the Special Meeting. See “The Special Meeting — Effect of Abstentions and Broker Non-Votes.”

Q:
What if other matters come up at the Special Meeting?

A:
The matters described in this Proxy Statement are the only matters that the Board presently intends to act on at the Special Meeting. If other matters are properly presented at the Special Meeting, your proxy authorizes the Board to vote your Units as it sees fit. See “The Special Meeting — Other Matters.”

Q:
Who is paying for this proxy solicitation?

A:
The Company pays these costs. We estimate that the costs associated with the Special Meeting and the adoption of the amendments to the Current Operating Agreement to be voted on at the Special Meeting will be approximately $150,000. See “Reclassification and Deregistration — Fees and Expenses.”

Q:
Where can I find more information about GFE?

A:
Information about GFE, such as annual, quarterly and current reports, proxy statements and other information is filed with the SEC at www.sec.gov. You can also find information about GFE on our Web site at www.granitefallsenergy.com, which includes links to reports we file with the SEC. The contents of our Web site are not incorporated by reference in this Proxy Statement. See “Other Matters — Where You Can Find Additional Information.”

Q:
Who can help answer my questions?

A:
If you have questions about the amendments to the Current Operating Agreement or anything else about the Special Meeting after reading this Proxy Statement, or if you need additional copies of this proxy statement or the proxy (which will be provided without charge), you should contact Stacie Schuler, Chief Financial Officer of GFE, at (320) 564-3100.

QUESTIONS ABOUT THE RECLASSIFICATION AND DEREGISTRATION
Q:
What will be voted on to accomplish reclassification and deregistration??

A:
We are proposing that our members adopt a Seventh Amended and Restated Operating Agreement that will include amendments to our Current Operating Agreement. If the proposed Seventh Amended and Restated Operating Agreement is adopted, it will, among other things, result in the creation of three separate classes of units, Class A Units, Class B Units and Class C Units, and the reclassification of units held by holders of 21 or more units into Class A Units, units held by holders of between 10 and 20 units into Class B Units, and units held by holders of 9 or fewer units into Class C Units on the basis of one unit of Class A, Class B or Class C for each unit currently held by such unit holder. For purposes of this proxy statement, when we refer to the term “Reclassification” or “reclassification transaction,” we are referring to this reclassification of our Units.
The full text of the Proposed Seventh Amended and Restated Operating Agreement reflecting all the proposed amendments is attached as Exhibit 99.4 to this Proxy Statement. Exhibit 99.3 to this Proxy Statement contains the Company’s Sixth Amended and Restated Operating Agreement dated March 23, 2017, and currently in effect. See “The Special Meeting — Matters to be Considered at the Special Meeting.”
Q:
What is the purpose of the proposed unit reclassification?

A:
The purpose of the reclassification is to change the record ownership of our outstanding Units in a way that will allow the Company to discontinue the registration of the Units with the SEC. This is known as a “going private transaction” under the Securities Exchange Act of 1934. This will allow us to stop filing periodic reports with the SEC and discontinue other compliance obligations under federal securities laws applicable to companies with SEC-registered securities.

We estimate that the Company will realize an annual direct cost savings of approximately $435,000 as a result of the going private transaction and that these savings are likely to increase over time due to the costs associated with the preparation and filing of public reports and other documents. Any savings realized will directly affect the Company’s profitability and cash available for repayment of outstanding indebtedness or distribution to members. Additionally, the going private transaction will allow our management and employees to redirect time and resources spent on complying with SEC-reporting obligations to operational and business goals. See “Reclassification and Deregistration — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation.”
Q:
How will the unit reclassification allow the Company to deregister units with the SEC?

A:
The reclassification of the Units will result in three classes of Units. Unit holders holding 21 or more of our existing Units will be redesignated as Class A Units and will retain rights and privileges that are substantially the same as the existing Units. However, these Class A Units will be held by fewer than 300 record holders. This reduction in the number of record owners of the Units (which will be renamed Class A Units) will allow the Company to deregister the Units with the SEC. Members who receive Class B Units and Class C Units as a result of the reclassification transaction will no longer be counted as record holders of the original Units because the rights and privileges of the Class B Units and Class C Units will be substantially different from the rights and privileges of the existing Units. It is anticipated that there will be fewer than 500 holders of record of Class B Units and fewer than 500 holders of record of Class C Units after implementation of the reclassification transaction. As a result, the Company will not be required to register either the Class B Units or the Class C Units under the Securities Exchange Act of 1934. See “Reclassification and Deregistration — Purpose and Structure of the Reclassification Transaction.”

Q:
Could GFE Units again become subject to SEC registration?

A:
Yes. The Company could again be required to file periodic reports with the SEC if the number of record holders of Class A Units exceeds 300 as of the last day of any fiscal year. In addition, if the number of record holders of Class B or Class C Units ever exceeds 500 as of the last day of any fiscal year, those Units would be subject to registration under Section 12 of the Exchange Act and this would subject the Company once again to all the reporting, proxy solicitation, and other provisions of the Securities Exchange Act of 1934 applicable to companies with SEC-registered securities. See “Special Factors — Effects of the Reclassification Transaction on GFE; Plans or Proposals after the Reclassification Transaction.”

Q:
Will the Unit reclassification change my economic rights as a member of GFE?

A:
No. The reclassification transaction will not change the rights of any member with respect to cash distributions, distribution of assets upon liquidation or the allocation of Company profits and losses.

Each class of Units created by the reclassification transaction will have the same right to receive cash distributions from the Company, if any, to receive Company assets upon liquidation of the Company and to be allocated Company profits and losses, on a pro rata basis based on the number of Units held by a member without regard to class. As a result, each class of Units resulting from the reclassification transaction will have economic rights which are identical to the existing single class of Units. See “The Seventh Amended and Restated Operating Agreement — Overview of Amendments Regarding Unit Reclassification.”
Q:
What are the rights of the Class A Units?

A:
Unit holders holding 21 or more of our existing Units will be reclassified as Class A Units as a result of the reclassification transaction. The holders of Class A Units (“Class A Members”) will have substantially the same rights and obligations under the Seventh Amended and Restated Operating Agreement as the holders of the Units under the existing Operating Agreement. These rights include the right to vote for governors, the right to vote on any matters brought before a vote of the members, including any amendments to the Operating Agreement and governor actions requiring the consent of members, the right to nominate persons to serve as governors, the right to propose amendments to the Operating Agreement and the right to call meetings of members (which may be done by Class A Members holding 20% or more of all Units outstanding rather than 30% under the Current Operating Agreement). Holders of Class A Units will also remain eligible to serve as the Company’s tax matters member. Likewise, the holders of Class A Units will continue to be subject to the restrictions on the transferability of their Units, including the requirement that most transfers require the prior approval of the Board of Governors, and will be subject to a percentage ownership limitation (limit of 20% of all issued and outstanding Units). See “Description of Units — Terms of the Class A Units.”

Q:
What are the rights of the Class B Units?

A:
Unit holders holding between 10 and 20 of our existing Units will be reclassified as Class B Units as a result of the reclassification transaction. The holders of the new Class B Units (“Class B Members”) will retain the right to vote for governors but will otherwise only be allowed to vote on amendments to the Operating Agreement that modify the rights of Class B Members, dissolution, merger and dispositions of all or substantially all the Company’s assets and other matters that require a vote of at least a majority of the outstanding Units under Minnesota law. However, holders of Class B Units will not have the right to vote on any other matters, including other amendments to the Operating Agreement and governor actions requiring the consent of members. Class B Members holding at least 20% of the outstanding Class B Units may nominate persons to serve as governors and propose amendments to the Operating Agreement. Class B members holding at least 25% of all outstanding Units may call meetings of members. Class B Members may not serve as the Company’s tax matters member. Class B Members will not need to obtain the approval of the Board of Governors in order to transfer their Class B Units, so long as either (i) the Class B Member transfers all such Class B Member’s Class B Units to a single transferee, and following such transfer the transferee does not own or control more than 5% of the outstanding Class B Units, or (ii) the Class B Member transfers Class B Units to another Class B Member, and following such transfer the transferee does not own or control more than 5% of the outstanding Class B Units. See “Description of Units — Terms of the Class B Units.”

Q:
What are the rights of the Class C Units?

A:
Unit holders holding 9 or fewer of our existing Units will be reclassified as Class C Units as a result of the reclassification transaction. The holders of the new Class C Units (“Class C Members”) will not be allowed to vote for governors or on most other matters requiring the consent of members. Class C Members will only be allowed to vote on amendments to the Operating Agreement that modify the rights of Class C Members, dissolution, merger and dispositions of all or substantially all the Company’s assets and other matters that require a vote of at least a majority of the outstanding Units under Minnesota law. Class C Members may continue to call meetings of members, but only by Class C Members holding at least 30% of all outstanding Units. Even though Class C Members do not have the right to vote for governors, they will be entitled to receive notice of, and to attend, any annual meeting of the Members. Class C Members will not have the right to nominate persons to serve as governors, to propose amendments to the Operating Agreement or to serve as the Company’s tax matters member.

Class C Members will not need to obtain the approval of the Board of Governors in order to transfer their Class C Units, so long as either (i) the Class C Member transfers all such Class C Member’s Class C Units to a single transferee, and following such transfer the transferee does not own or control more than 5% of the outstanding Class C Units, or (ii) the Class C Member transfers Class C Units to another Class C Member, and following such transfer the transferee does not own or control more than 5% of the outstanding Class C Units. See “Description of Units — Terms of the Class C Units.”
Q:
How can I compare the rights of the Class A, Class B and Class C Units?

A:
The following table sets forth a summary comparison of the proposed characteristics of the Class A, Class B and Class C Units as provided in the Proposed Seventh Amended and Restated Operating Agreement:

	Class A	Class B	Class C
Voting Rights	Class A Members are entitled to vote on: (i) the election of governors, (ii) any amendments to the Seventh Amended and Restated Operating Agreement and (iii) all other matters requiring the consent of members under the Seventh Amended and Restated Operating Agreement and Minnesota law.	Class B Members are entitled to vote only on: (i) the election of governors, (ii) those amendments to the Seventh Amended and Restated Operating Agreement that modify the rights of Class B Members, (iii) dissolution, merger and dispositions of all or substantially all assets, and (iv) any other matters that require a vote of at least a majority of the outstanding Units under Minnesota law.	Class C Members are entitled to vote only on: (i) those amendments to the Seventh Amended and Restated Operating Agreement that modify the rights of Class C Members, (ii) dissolution, merger and dispositions of all or substantially all assets, and (iii) any other matters that require a vote of at least a majority of the outstanding Units under Minnesota law.
Right to Propose Amendments to the Operating Agreement	Any Class A Member may propose amendments to the Seventh Amended and Restated Operating Agreement.	Class B Members holding at least 10% of the Class B Units may propose amendments to the Seventh Amended and Restated Operating Agreement.	Class C Members may not propose amendments to the Seventh Amended and Restated Operating Agreement.
Right to Nominate Governors	Any Class A Member may nominate persons to serve as governors.	Class B Members holding at least 10% of the Class B Units may nominate persons to serve as governors.	Class C Members may not nominate persons to serve as governors.
Right to Call Member Meetings	Class A Members holding at least 20% of the outstanding Units of all classes are entitled to call a meeting of members.	Class B Members holding at least 25% of the outstanding Units of all classes are entitled to call a meeting of members.	Class C Members holding at least 30% of the outstanding Units of all classes are entitled to call a meeting of members.
Right to Serve as Tax Matters Member	Class A Members are eligible to act as the tax matters member.	Class B Members are not eligible to act as the tax matters member.	Class C Members are not eligible to act as the tax matters member.

	Class A	Class B	Class C
Maximum Ownership Limitations	Class A Members may not directly or indirectly own or control more than 20% of the issued and outstanding Units at any time.	Class B Members are not subject to ownership limitations with respect to Class B Units.	Class C Members are not subject to ownership limitations with respect to Class C Units.
Transfer Rights	All transfers, other than certain permitted transfers, require prior approval of the Board of Governors which can withhold approval for any reason. Transfers to other Class A Members would not require prior Board of Governors approval.	Transfers do not require approval of the Board of Governors provided that either (i) the transferor is transferring all such transferor’s Class B Units to a single transferee and following such transfer, the transferee does not own or control more than 5% of the outstanding Class B Units, or (ii) the transferor is transferring Class B Units to a Class B Member and following such transfer, the transferee does not own or control more than 5% of the outstanding Class B Units. Transfers that would otherwise be permitted may be deferred but only to the extent necessary to avoid negative income tax consequences for the Company or if the transfer would result in 500 or more holders of Class B Units.	Transfers do not require approval of the Board of Governors provided that either (i) the transferor is transferring all such transferor’s Class C Units to a single transferee and following such transfer, the transferee does not own or control more than 5% of the outstanding Class C Units, or (ii) the transferor is transferring Class C Units to a Class C Member and following such transfer, the transferee does not own or control more than 5% of the outstanding Class C Units. Transfers that would otherwise be permitted may be deferred but only to the extent necessary to avoid negative income tax consequences for the Company or if the transfer would result in 500 or more holders of Class C Units.
Sharing of Profits and Losses	Class A Members will be allocated profits and losses of the Company on a pro rata basis with all other members.	Class B Members have the same rights as Class A Members.	Class C Members have the same rights as Class A Members.
Right to Participate in Distributions	Class A Members will share in any cash distributions declared by the governors on a pro rata basis with all other members.	Class B Members have the same rights as Class A Members.	Class C Members have the same rights as Class A Members.
Liquidation Rights	Class A Members will share in any distributions of assets upon the Company’s liquidation on a pro rata basis with all other members.	Class B Members have the same rights as Class A Members.	Class C Members have the same rights as Class A Members.

	Class A	Class B	Class C
Information Rights	Class A Members are entitled to receive financial reports and to access and copy certain information concerning the Company’s business.	Class B Members have the same rights as Class A Members.	Class C Members have the same rights as Class A Members.

Q:
Which Class of Units will I receive?

A:
If the Proposed Seventh Amended and Restated Operating Agreement is approved and adopted by the members, each member holding of record 21 or more Units on the effective date of the approval and adoption will have such member’s Units reclassified as an equal number of Class A Units, each member holding of record between 10 Units and 20 Units on the effective date of the approval and adoption will have such member’s Units reclassified as an equal number of Class B Units, and each member holding of record 9 or fewer Units on the effective date of the approval and adoption will have such member’s Units reclassified as an equal number of Class C Units. See “Reclassification and Deregistration — Overview of the Reclassification Transaction.”

Q:
Could holding my Units in “street name” affect which class of Units I receive as a result of the reclassification transaction?

A:
Yes. Brokerage firms, banks and other types of custodians often hold record ownership of securities for their clients as nominee. This is what is meant by “street name” ownership. If you have transferred your Units into a brokerage, bank or other nominee holder, your nominee holder rather than you will be shown on our membership register as the record holder of your Units and you are considered the beneficial owner. As a result, it is the number of Units owned of record by your nominee that will control the class of Units that you will beneficially own after the adoption of the proposed Seventh Amended and Restated Operating Agreement. For example, even if you beneficially own only one Unit, we will issue Class A Units to your nominee holder if it is the record owner of 21 or more Units on the effective date of the reclassification transaction. Because other “street name” holders who hold Units through your broker, bank or other nominee may adjust their holdings prior to the reclassification of Units, you may have no way of knowing how your Units will be reclassified until the Seventh Amended and Restated Operating Agreement is adopted. If you hold your Units in “street name,” you should talk to your broker, bank or other nominee to determine how they expect the reclassification of Units to affect you. See “Reclassification and Deregistration — Record and Beneficial Ownership of Membership Units of GFE.”

Q:
Why are 21 Units and 10 Units used as the “cutoff” numbers for determining which members will receive Class A, Class B or Class C units?

A:
The purpose of the reclassification transaction is to reduce the number of record holders of our existing Units to less than 300 and to have under 500 record holders of each of the new Class B and Class C Units, so that the Company can terminate registration of the Units with the SEC. Our board selected 21 Units and 10 Units as the “cutoff” numbers in order to enhance the probability that after the reclassification of Units, we will have fewer than 300 record holders of Class A Units and have fewer than 500 record holders of each of the Class B and Class C Units and will continue to do so even as Units trade in the future. The Board also set the cutoff numbers in order to retain as many of the rights associated with the current Units for the greatest number of members as possible consistent with the purpose of the reclassification transaction.

Q:
Which Classes of Units will be issued to the Governors and Executive Officers of the Company?

A:
Units will be issued to our governors and executive officers on the same basis as for our unaffiliated members. Assuming no intervening change to their record ownership of Units, five of our governors beneficially own at the record holder level more than 21 Units, and therefore, such Units will be reclassified as Class A Units if the Reclassification is implemented. Additionally, assuming no intervening change to their record ownership of Units, three of our governors also beneficially own at the record holder level between 10 and 20 Units, and therefore, such Units will be reclassified as Class B Units if the Reclassification is implemented. Two of our governors (one of which is an alternate governor) and one executive officer beneficially own at the record holder level 9 or fewer Units, and therefore, such Units will be reclassified as Class C Units if the Reclassification is implemented.
The percentage of Units retaining the right to vote for governors (i.e., Class A and Class B Units) that will be beneficially owned by governors and executive officers of the Company as a group will increase from approximately 4.91% to approximately 5.17% after the reclassification of Units. See “Reclassification and Deregistration — Interests of Certain Persons in the Reclassification Transaction.”
Q:
Do any Governors, Executive Officers or Beneficial Owners owning or holding 5% or more of our outstanding units have an interest in the reclassification transaction?

A:
Our governor, Bruce LaVigne, is the beneficial owner of 500 of our Units, which are attributable to him based on the direct ownership of all 500 Units by his spouse, Debra LaVigne. Ms. LaVigne has provided notice to the Company that she “intends to pursue her substantial claims against the Company pursuant to Minn. Stat. § 322C.0701 for member oppression and Minn. Stat. § 322C.0410 for failure to provide the full information requested thereunder.” Specifically, Ms. LaVigne alleged that she has been oppressed by the Company “for frustrating her reasonable expectations of receiving a return on her investment equity,” as stated in a letter from Ms. LaVigne’s counsel to the Company dated August 5, 2022. The same letter from Ms. LaVigne’s counsel to the Company also alleges specifically that she “has rights to full information regarding the Company’s activities, financial condition, and other circumstances pursuant to Minn. Stat. § 322C.0410, Subd. 2.” As of the date of this proxy statement, no formal legal proceedings have been commenced with respect to these alleged claims by Ms. LaVigne. However, as the spouse of the potential claimant, our governor, Bruce LaVigne, may have an interest in the reclassification and amendment and restatement of our Current Operating Agreement, arising from any claims pursued by Ms. LaVigne. The Company intends to vigorously defend itself against any claims pursued by Ms. LaVigne.

Q:
Following the date the Unit reclassification is implemented, can Class A Units, Class B Units or Class C Units be converted to other classes?

A:
No. After the date the Unit reclassification is implemented, the classification of each Unit, whether Class A, Class B or Class C, will remain in effect permanently unless our Operating Agreement is subsequently amended. This means, for example, that if someone acquired five Class A Units at a later date without owning any other Units, those Units would remain Class A Units in the hands of the acquirer even though the acquirer owns less than 21 total Units. See “Reclassification and Deregistration — Overview of the Reclassification Transaction.”

Q:
What happens to my Units if the Seventh Amended and Restated Operating Agreement is not approved and adopted at the Special Meeting?

A:
If the Seventh Amended and Restated Operating Agreement is not approved and adopted by the members at the Special Meeting, you will continue to hold your existing Units and your rights as a member will not be affected. Additionally, we will continue filing periodic reports with the SEC and complying with other federal securities laws applicable to companies with SEC-registered securities.

Q:
Are there disadvantages of no longer being a public company subject to SEC-reporting obligations?

A:
Yes. If we are able to deregister the Units with the SEC, we will no longer be required to file annual, quarterly and current reports with the SEC. These reports contain important information about our business operations and financial condition. After deregistration, none of this information will be available to the public in general and much of this information will not be available to our members. We will continue to make available audited annual financial statements and annual income tax information to our members as required by the Seventh Amended and Restated Operating Agreement but will not need to provide all the other information contained in the SEC reports, and our executive officers will no longer be required to certify as to the accuracy of these financial statements or as to the effectiveness of our internal control over financial reporting. Among other things, weaknesses in the Company’s internal control could result in misstatements in our financial statements. In addition, after deregistration, we may solicit proxies for our annual and any special meetings of members without providing all the information and following the procedures required of SEC-registered companies, including information on executive compensation. Persons acquiring more than 5% of our outstanding Units will no longer be required to file a public notice of their ownership position and intentions with respect to the Company, and our officers, governors and 10% owners will no longer be subject to the rules that prohibit them from profiting from buying and selling Units within any six-month period and the requirements to report their transactions in Units to the SEC.
Furthermore, the provisions of the Sarbanes-Oxley Act of 2002 applicable to SEC-registered companies will no longer apply to GFE. The lack of publicly available information and the protections provided by federal securities laws to companies with SEC-registered securities may make your Units (of whichever class are issued to you) less attractive to potential purchasers and could result in a lower sale price in the event you seek to sell your Units. See “Reclassification and Deregistration — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation.”
Q:
In addition to anticipated cost savings, are there other advantages to no longer being an SEC-reporting company?

A:
Yes. In addition to the anticipated cost savings and allowing Company management to redirect substantial time and resources from SEC compliance to Company operations, our Board of Governors also noted that since GFE will no longer be required to file reports with the SEC after the deregistration, we will be better able to maintain the confidentiality of proprietary business information that would otherwise be potentially disclosed to our customers, vendors and competitors and which could put the Company at a disadvantage when negotiating or competing with them. In addition, because the Company will no longer be subject to SEC rules relating to the disclosure of information to our members that is not disclosed publicly, the deregistration of Units may enhance the ability of the Company to provide timely data to members or otherwise communicate with members. See “Reclassification and Deregistration — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation.”

Q:
Does the Board believe the going private transaction is fair to all members?

A:
Yes. Based on a review of the facts and circumstances relating to the going private transaction, the Board of Governors believes that the going private transaction is substantively and procedurally fair and equitable to all members, including those members who are not governors or executive officers of the Company or holders of 10% or more of our total outstanding Units (which members we refer to collectively as the “unaffiliated members”). In particular, the Board of Governors believes that the going private transaction is substantively and procedurally fair and equitable to all unaffiliated members who will receive Class A Units, all unaffiliated members who will receive Class B Units and all unaffiliated members who will receive Class C Units as a result of the approval and adoption of the Seventh Amended and Restated Operating Agreement. In the course of determining that the going private transaction is fair to all members, including the unaffiliated members, the Board of Governors considered a number of positive and negative factors affecting the members which are more fully discussed under the heading “Reclassification and Deregistration — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation.”

Q:
When is the Going Private Transaction expected to be completed?

A:
If the adoption of the Seventh Amended and Restated Operating Agreement results in fewer than 300 record holders of Class A Units, the Board of Governors intends to proceed with the deregistration of the Units with the SEC as soon as practicable following the Special Meeting. See “Reclassification and Deregistration — Overview of the Reclassification Transaction.”

Q:
If the going private transaction is completed, will members continue to receive audited financial statements?

A:
Yes. Even if we terminate the Company’s registration with the SEC, the Seventh Amended and Restated Operating Agreement will require the Company to prepare annual financial statements that are audited by an independent auditing firm and to make available these annual financial statements to members. However, these annual financial statements may not necessarily contain all of the information currently required in the financial statements included in the Company’s annual report on Form 10-K that we file with the SEC. In addition to annual financial data, the Company will continue to provide annual income tax information to members and may provide members with other information about the Company from time to time.
Q:
Will I have appraisal rights for my Units if I object to the Unit reclassification?

A:
No. Neither Minnesota law nor the Operating Agreement provides members with any appraisal rights, rights to receive a cash payment of the fair value of their existing Units or other type of “dissenters’ rights” in connection with the Unit reclassification. See “Reclassification and Deregistration — Appraisal and Dissenters’ Rights.”

Q:
What are the federal income tax consequences of the Unit reclassification?

A:
The Unit reclassification will not affect the Company’s status as a partnership for federal income tax purposes. The Unit reclassification will have the following federal income tax consequences for most members:

•
Members will not recognize any gain or loss as a result of the Unit reclassification regardless of whether they receive Class A Units, Class B Units or Class C Units;

•
Members will have an adjusted tax basis in their Class A Units, Class B Units or Class C Units, as the case may be, immediately after the reclassification equal to their adjusted tax basis in their original Units immediately before the reclassification, and their holding periods for their Class A Units, Class B Units or Class C Units, as the case may be, will include the period of time they held their original Units;

•
A member will have a capital account balance with the Company immediately after the reclassification in an amount equal to such member’s capital account balance immediately before the reclassification; and

•
There will be no effect on the allocation of profits or losses by the Company in the tax year in which the Unit reclassification is implemented.

For further discussion of the tax consequences of the reclassification of our Units, see “Reclassification and Deregistration — Material Federal Income Tax Consequences of the Reclassification Amendments.”
Because determining the tax consequences of the Unit reclassification could depend on your particular circumstances, you should consult your own tax advisor to understand fully how the Unit reclassification will affect you.
Q:
What is the recommendation of the Board of Governors regarding the approval and adoption of the Seventh Amended and Restated Operating Agreement?

A:
Our Board of Governors has determined that the adoption of the Seventh Amended and Restated Operating Agreement is advisable and in the best interests of all members. As a result, the Board of Governors has approved the Seventh Amended and Restated Operating Agreement and unanimously recommends that you vote “FOR” the adoption and approval of the Seventh Amended and Restated Operating Agreement at the Special Meeting. Additionally, our Board of Governors unanimously recommends that you vote “FOR” the adjournment or postponement of the Special Meeting, if necessary or appropriate, for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to adopt and approve the Seventh Amended and Restated Operating Agreement.

Q:
Who is entitled to vote at the Special Meeting?

A:
You may vote at the Special Meeting if you owned Units as of the close of business on September 9, 2022 (which we refer to as the “Record Date”). See “The Special Meeting — Record Date.”

Q:
How do I vote my Units at the Special Meeting?

A:
Each Unit is entitled to one vote on each matter to be voted on at the Special Meeting. You can vote your Units at the Special Meeting in either of two ways:

•
By attending the Special Meeting and voting in person; or

•
By completing, signing and returning the proxy card which authorizes the Board of Governors to vote on your behalf at the Special Meeting in accordance with your instructions.

Even if you plan to attend the Special Meeting in person, please complete, sign and return your proxy. If you wish to vote in person at the Special Meeting, you can revoke your proxy at that time. See “The Special Meeting — Voting” and “The Special Meeting — Revocation of Proxies.”
Q:
How is a quorum established at the Special Meeting?

A:
GFE member meetings must be attended by members owning at least 40% of all Units outstanding, in person or by proxy, in order to conduct business. As of the record date, there are 30,606 Units issued and outstanding which means that at least 12,242 Units must be represented in person or by proxy at the Special Meeting to constitute a quorum.

If you return your proxy and do not revoke it before the Special Meeting, your Units will be counted for purposes of establishing a quorum at the Special Meeting even if you abstain from voting on any matter being considered at the Special Meeting. See “The Special Meeting — Quorum.”
Q:
What vote is required to take action at the Special Meeting?

A:
The approval and adoption of the Seventh Amended and Restated Operating Agreement requires the affirmative vote of members owning a majority of all Units represented at the Special Meeting, if a quorum is present. As a result, abstentions will count as a vote against Proposal 1 or Proposal 2. Failure to return a proxy and broker non-votes will not be counted as a vote with respect to Proposal 1 or Proposal 2.

The approval of the proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of the Units present in person or represented by proxy at the Special Meeting, even if less than a quorum. Accordingly, abstentions and not voting at the Special Meeting will have no effect on the outcome of this proposal. See “The Special Meeting — Vote Required for Approval.”
Q:
Can I change my vote after I deliver my proxy?

A:
Yes. You may revoke your proxy at any time before the vote is taken at the Special Meeting. You can do this by (1) sending a written notice of revocation to Christianson PLLP prior to 5:00 pm on Wednesday, November 2, 2022, (2) signing another proxy with a later date and returning it to Christianson PLLP prior to 5:00 pm on Wednesday, November 2, 2022, or (3) attending the Special Meeting in person and delivering written notice to the Company’s Chief Financial Officer, Stacie Schuler, at the commencement of the meeting that you will be voting in person rather than by proxy. See “The Special Meeting — Revocation of Proxies.”

Q:
What happens if I return my proxy but do not provide voting instructions?

A:
Proxies that are signed and returned but do not include voting instructions will be voted “FOR” the approval and adoption of the Seventh Amended and Restated Operating Agreement, “FOR” the Reclassification and “FOR” any adjournment of the Special Meeting. See “The Special Meeting — Voting.”

Q:
What should I do with my Unit certificates?

A:
You do not need to do anything with your Unit certificates at this time. If the Seventh Amended and Restated Operating Agreement is approved and adopted at the Special Meeting and the Reclassification is approved, we will send you written instructions as set forth in Appendix B for exchanging your Unit certificates for new certificates representing Class A, Class B or Class C Units, as the case may be. See “Description of Units — Surrender of Unit Certificates and Appendix B “Form of Transmittal Letter.”

FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements that involve future events, our future performance and our expected future operations and actions. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions. These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties, including, but not limited to those described in this proxy statement and our other Securities and Exchange Commission filings.
Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this proxy statement. We are not under any duty to update the forward-looking statements contained in this proxy statement. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this proxy statement. You should read this proxy statement and the documents that we reference in this proxy statement, completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.
FINANCIAL INFORMATION
Pro Forma Information
Due to the fact that the Reclassification will save the Company $435,000, an amount which the Company believes is not material, no pro forma financial information showing the effect of the Reclassification on the Company’s financial statements has been prepared. The Company determined that the $435,000 in anticipated cost savings represents approximately 1.8% of the Company’s annual net income for Fiscal Year 2021 (the Company’s most recent fiscal year results) and approximately 5.5% of the Company’s net income for its second fiscal quarter of Fiscal Year 2022 (the Company’s most recent interim period). Further, the Company believes that because the Reclassification and Proposed Operating Agreement would result in a decrease in the Company’s general expenses, management believes that the pro forma financial statements would not be material for the Company’s unit holders who will be asked to vote on the Reclassification and the Proposed Operating Agreement.
Members are encouraged to read the Company’s audited balance sheets as of October 31, 2021 and 2020, and the related statements of operations, changes in Members’ equity, and cash flows for each of the years in the two-year period ended October 31, 2021, all of which are incorporated herein by reference to such financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021, and Form 10-K/A filed with the SEC on January 31, 2022 and February 28, 2022, respectively, and exhibited hereto as Exhibit 99.1. Members should also read the unaudited balance sheets as of April 30, 2022, and the related statement of operations and statement of cash flows for the fiscal quarter ended April 30, 2022, which are incorporated herein by reference to such unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended April 30, 2022, filed with the SEC on June 14, 2022, and exhibited hereto as Exhibit 99.2.
SPECIAL FACTORS RELATED TO THE RECLASSIFICATION AND DEREGISTRATION
Overview of the Reclassification Transaction
This proxy statement is being furnished in connection with the solicitation of proxies for a Special Meeting at which our members will be asked to consider and vote upon amendments to the Current Operating Agreement. If approved and adopted, the amendments to our Operating Agreement contained in the Proposed Seventh Amended and Restated Operating Agreement will, among other things, result in a reclassification of our Units into three separate and distinct classes, Class A, Class B and Class C.
If the Seventh Amended and Restated Operating Agreement is approved and adopted, Units held by members holding 21 or more Units will be reclassified as Class A Units, Units held by members holding at least 10 but no more than 20 Units will be reclassified as Class B Units, and Units held by members holding

9 or fewer Units will be reclassified as Class C Units. We intend, immediately following the reclassification, to terminate the registration of our Units with the SEC and suspend further reporting under the Securities Exchange Act of 1934, as amended. Units will retain their classification permanently after the reclassification transaction is implemented. This means, for example, that if someone acquired five Class A Units at a later date without owning any other Units, those Units would remain Class A Units in the hands of the acquirer even though the acquirer owns less than 21 total Units.
If the Seventh Amended and Restated Operating Agreement is approved and adopted by our members at the Special Meeting and implemented by our Board of Governors, the Unit reclassification transaction will generally affect our members as follows:
MEMBER POSITION PRIOR TO THE RECLASSIFICATION TRANSACTION	EFFECT OF THE RECLASSIFICATION TRANSACTION
Units held by members holding 21 or more Units	Members will hold the same number of Units held prior to the reclassification transaction, but such Units shall be reclassified as Class A Units.
Units held by members holding at least 10 but no more than 20 Units	Members will hold the same number of Units held prior to the reclassification transaction, but such Units shall be reclassified as Class B Units.
Units held by members holding 9 or fewer Units	Members will hold the same number of Units held prior to the reclassification transaction, but such Units shall be reclassified as Class C Units.
Units held in “street name” through a nominee (such as a bank or broker)	The reclassification transaction will be effected at the record Unit holder level. Therefore, regardless of the number of beneficial holders or the number of Units held by each beneficial holder, shares held in “street name” will be subject to the reclassification transaction, and the beneficial holders who hold their Units in “street name” will be continuing Unit holders with the same number of Units as before the reclassification transaction. Such Units shall be reclassified based on the number of Units held by the nominee in “street name.”
The effects of the reclassification transaction are described more fully below under “Reclassification and Deregistration — Effects of the Reclassification Transaction on Members of GFE” beginning on page 27 and the effects on the Company are described more fully below under “Reclassification and Deregistration — Effects of the Reclassification Transaction on GFE; Plans or Proposals after the Reclassification Transaction” beginning on page 25.
Background of the Reclassification Transaction
As an SEC reporting company, we are required to prepare and file with the SEC, among other items, the following:
•
Annual Reports on Form 10-K;

•
Quarterly Reports on Form 10-Q;

•
Current Reports on Form 8-K; and

•
Proxy Statements on Schedule 14A.

Our management and several of our employees expend considerable time and resources preparing and filing these reports and we believe that such time and resources could be beneficially redirected to other areas of our operations that would allow management and those employees to focus more of their attention on our business. Our management and Board of Governors believes these costs will continue to increase, especially as the SEC recently proposed climate-related disclosure rules that would require registrants to include information in their registration statements and periodic reports, concerning climate-related risks that are reasonably likely to have a material impact on their business, results of operations, or financial condition, and certain climate-related financial statement metrics in a note to their audited financial statements. The required information about climate-related risks also would include disclosure of a registrant’s greenhouse gas emissions, which have become a commonly used metric to assess a registrant’s exposure to such risks. We estimate that our costs and expenses incurred in connection with SEC reporting for 2022 will be approximately $435,000. Our management estimates that these compliance costs will continue to significantly increase over the next few years. That is why our Board decided to approve the reclassification transaction and recommends approval of the reclassification transaction by the members at this point in time.
As a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to the competitors in challenging our business operations and to take market share, employees and customers away from the Company. In addition, the costs associated with these reports and other filing obligations comprise a significant corporate overhead expense. These costs include, but are not limited to, securities counsel fees, auditor fees, annual board meeting fees, costs of printing and mailing documents, and word processing and filing costs. Our registration and reporting related costs have been increasing over the years due to the requirements imposed by the Sarbanes-Oxley Act of 2002 (“SOX”), including Section 404 of SOX, which requires us to include in our Annual Report on Form 10-K our management’s report on, and assessment of, the effectiveness of our internal controls over financial reporting.
As of the Record Date, we had 30,606 Units issued and outstanding, held by approximately 989 current Unit holders of record. Of our approximately 989 Unit holders of record, we believe approximately 774 or 78.3%, hold 20 or fewer units. Our Board of Governors and management believe that the recurring expense and burden of our SEC-reporting requirements described above are not cost efficient for GFE. Becoming a non-SEC reporting company will allow us to avoid these costs and expenses. In addition, once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act of 2002 or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under SEC rules.
There can be many advantages to being a public company, possibly including a higher value for our units, a more active trading market and the enhanced ability of the Company to raise capital or make acquisitions. However, there is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our Units cannot be traded on an established securities market or be readably tradable in a secondary market, thereby assuring that there will continue to be a limited market for our Units. We have therefore not been able to effectively take advantage of these benefits. Based on the limited number of Units available and the trading restrictions we must observe under the Internal Revenue Code, we believe it is highly unlikely that our Units would ever achieve an active and liquid market comprised of many buyers and sellers. In addition, as a result of our limited trading market and our status as a limited liability company, we are unlikely to be well-positioned to use our public company status to raise capital in the future through sales of additional securities in a public offering or to acquire other business entities using our Units as consideration.
In February 2022 we contacted our legal counsel regarding the benefits and detriments of terminating the registration of our Units under federal securities laws and suspending our SEC reporting obligations and the requirements and methods available to accomplish the same. On March 8, 2022, our Board announced its intention to pursue amendment and restatement of the Current Operating Agreement to reclassify the Company’s Units for the purpose of discontinuing registration with the SEC. On March 8, 2022, the Board issued a letter to the Company’s members regarding the proposed reclassification and the Company’s plan to survey the members regarding each member’s status as an accredited investor. From March through June 2022, our Board evaluated the results of the membership survey and continued discussions regarding the costs associated with going private and the ongoing costs of remaining an SEC-reporting company. Our Board concluded that the Company receives little benefit in being a public company but incurs significant expense to meet the public company reporting requirements. In particular, there is little trading volume with our Units. Our Board of Governors discussed these burdens and costs and lack of benefits, and it became clear that the recurring expense and burden of our SEC reporting requirements are not cost efficient and that becoming a non-SEC reporting company would allow us to avoid these costs and expenses. Our Board concluded that the benefits of being an SEC-reporting company are substantially outweighed by the burden on management, the expense related to the SEC reporting obligations and the burden on the Company’s ability to explore long-term strategies while being a public reporting company.
Our Board considered the requirements for going private as well as the alternatives available for a going private transaction, including a reverse unit split, self-tender offer whereby unit holders owning less than a certain number of units would be “cashed out,” and a reclassification of our units in order to reduce our number of record holders to below 300. Because our cash resources to effect such a transaction are limited and we believe many of our members feel strongly about retaining their equity interest in the Company, management and our Board found the prospect of effecting a going private transaction by reclassifying our Units an attractive option.
At a meeting of our Board held on February 17, 2022, and attended by our legal counsel, our Board discussed the business considerations for engaging in a going private transaction, highlighting the advantages and disadvantages and issues raised in a going private transaction. Specifically, the Board discussed the following advantages of going private:
•
As a reporting company, we are required to expend significant costs in connection with our ‘34 Act obligations, including, but not limited to, higher external auditing and accounting costs, higher costs of internal controls, increased SEC reporting costs, increased legal/consulting costs, and annual board meeting fees. We expect the recent issuance of additional SEC regulations relating to climate-related disclosure will increase all of these costs. Suspending our public company reporting obligations will help reduce or eliminate these significant costs.

•
As a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us. Suspending our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure. Although we will no longer be required to disclose this information publicly, members will maintain the right of reasonable access to the Company’s books and records and will be entitled to receive fiscal year end audited financial statements pursuant to the Seventh Amended and Restated Operating Agreement.

•
Operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements, thus allowing management and our employees to focus more of their attention on our core business.

•
Operating a non-SEC reporting company may reduce expectations to produce and publicly report short-term per unit earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term income goals.

•
Our members may receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our Units compared to the costs associated with the disclosure and procedural requirements of the SEC, including the Sarbanes-Oxley Act.

•
Our smaller members will continue to have an equity interest in our Company and therefore will continue to share in our profits and losses and distributions on the same per Unit basis as all other members.

•
Our ability to explore, secure and structure financing or other strategic opportunities to maximize long-term member value through prospective capital providers may be more successful without the requirement of publicly reporting such negotiations and transactions.

At this meeting, the Board also considered the potential negative consequences of this transaction to our members, and in particular, our smaller members who, following the approval and adoption of the Seventh Amended and Restated Operating Agreement, will be Class B and Class C members:
•
Our members will lose the benefits of registered securities, such as access to the information concerning the Company that is required to be disclosed in periodic reports to the SEC, although members will retain their rights of reasonable access to the Company’s books and records and will be entitled to receive fiscal year end audited financial statements pursuant to the Seventh Amended and Restated Operating Agreement.
•
Our members will lose certain statutory safeguards since we will no longer be subject to the requirements of the Sarbanes-Oxley Act, which required our CEO and CFO to certify as to the Company’s financial statements and internal controls over financial reporting and as to the accuracy of our reports filed with the SEC.

•
The value and liquidity of our Units may be reduced as a result of the Company no longer being a public company or as a result of the differing terms among the reclassified Units.

•
Our potential costs, in terms of time and dollars, in connection with accomplishing the going private transaction.

•
Going private may reduce the attractiveness of stock-based incentive plans, which are often used for executives and other key employees.

•
Potential liability may exist for our officers and governors associated with the “interested” nature of the going private transaction.

•
We may have increased difficulty in raising equity capital in the future, potentially limiting our ability to expand due to the restrictions involved in the private sale of securities.

Additionally, at the meeting, the process and mechanism for going private was discussed. The Board discussed the possibility of forming an independent special committee to evaluate the reclassification transaction. However, the Board believed that the fact that our Board would be treated the same as the other members and that no consideration had been given to the Unit cutoff number relative to the Unit ownership of the Board members, a special committee for the reclassification transaction was not needed. The Board also discussed requiring approval of the transaction by a majority of unaffiliated members and considered the fact that the interests of the members whose Units will be reclassified as Class B or Class C Units are different from the interests of the members whose Units will be reclassified as Class A Units may create actual or potential conflicts of interest in connection with the reclassification transaction. However, because affiliated and unaffiliated members would be treated identically in terms of the approval process of the reclassification transaction, the Board believed a special vote was not necessary.
After this discussion, the Board agreed that it is in the best interest of the Company to move forward with the going private transaction and instructed counsel to proceed with preparing the documents needed, including the proposed Seventh Amended and Restated Operating Agreement, to reclassify our Units in order to no longer be a public reporting company.
Effective July 21, 2022, our Board of Governors unanimously approved the amendments to our Operating Agreement contained in the Seventh Amended and Restated Operating Agreement effecting the reclassification of our Units and recommended that our members approve and adopt the same. The approval of the Seventh Amended and Restated Operating Agreement and recommendation to the members was based upon the factors discussed above.
Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation
GFE’s Reasons for the Reclassification
As a small company whose Units are not listed on any exchange or traded on any quotation system, we have struggled to maintain the costs associated with being a public company, while not enjoying many of the benefits associated with being a public company. We expect our costs associated with our reporting obligations to increase in the future as the SEC has issued proposed rules requiring public companies to include climate-related disclosures in their periodic reports. Finally, in order for the Company to maximize the long-term value of membership in the Company, it is necessary to explore various potential options with third parties including both equity and debt financing options. We believe that the exploration of these options will be better suited for a private company as the reporting of such transactions may create a disadvantage in our bargaining and negotiation powers in such transactions. We are undertaking the reclassification transaction at this time to end our SEC reporting obligations, which will enable us to save the Company and our members the substantial costs associated with being a reporting company. We anticipate these costs to increase especially given the recently proposed climate-related disclosure rules from the SEC that would require analysis and disclosure of all greenhouse gas emissions by the Company, which contributed to the timing of the Board’s decision to approve and recommend the reclassification transaction. The specific factors considered in electing at this time to undertake the reclassification transaction and become a non-SEC reporting company are as follows:
•
We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $435,000 on an annual basis by eliminating the requirement to make periodic reports and reducing the expenses of communications with our unit holders. These annual expenses are expected to include legal expenses ($120,000), accounting and auditing expenses ($200,000), expenses for testing internal control audits ($17,000) and miscellaneous expense, including printing and mailing costs ($10,000). We will also realize cost savings from reduced staff and management time ($88,000) spent on reporting and securities law compliance matters. These amounts are just estimated savings after considering expenses expected to continue after the going private transaction. We will continue to incur some accounting and auditing expenses to maintain our books and records in accordance with GAAP and make available annual financial statements to our members pursuant to the requirements of our Seventh Amended and Restated Operating Agreement.

•
We believe the disclosure and procedural requirements of the SEC reporting rules and the Sarbanes-Oxley Act divert efforts from our Board of Governors, management and staff and result in significant legal, accounting and administrative expense, without commensurate benefit to our members. We expect to continue to make available to our members Company financial information on an annual basis, but these reports will not be required to comply with many of the information requirements applicable to SEC periodic reports and will not generally include that information. Therefore, we anticipate that the costs associated with these reports will be substantially less than the costs we currently incur and would otherwise incur in the future in connection with our periodic filings with the SEC.

•
In our Board of Governors’ judgment, little or no justification exists for the continuing direct and indirect costs of registration with the SEC given that our compliance costs have increased as a result of heightened government oversight; the low trading volume in our units; that at the time our Board approved the reclassification transaction, approximately 774 of our members held 20 or fewer Units; and that any need to raise capital or enter into other financing or business consolidation arrangements will likely not involve raising capital in the public market especially since the Jumpstart Our Business Startups Act, or JOBS Act, required the SEC to create new exemptions that permit issuers of securities to raise capital without SEC registration. In 2013, the SEC eliminated the prohibition on using general solicitation under Rule 506 where all purchasers of the securities are accredited investors, and the issuer takes reasonable steps to verify that the purchasers are accredited investors. This exemption is known as Rule 506(c) and allows companies to generally solicit and raise capital without registration so long as the offering complies with the safe harbor requirements of Rule 506(c).

•
If it becomes necessary to raise additional capital, we believe that there are adequate sources of additional capital available, whether through borrowing or through private or institutional sales of equity or debt securities or alternative business consolidation transactions, although we recognize that there can be no assurance that we will be able to raise additional capital or finalize any business consolidation transaction with a third party to maintain the viability and growth of the Company when required, or that the cost of additional capital or the results of any such transactions will be attractive.

•
Because of our desire to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our Units are not listed on an exchange. Although trading of our Units is facilitated through a qualified matching service, an alternative trading system, as defined by the SEC, we do not enjoy sufficient market liquidity to enable our members to trade their Units very easily. In addition, our Units are subject to transferability restrictions, requiring the consent of our governors in most instances. We also do not have sufficient liquidity in our

Units to use it as potential currency in an acquisition. As a result, we do not believe that registration of our Units under the Securities Exchange Act of 1934 has benefited our members in proportion to the costs we have incurred and expect to incur in the future.
•
As a reporting company, we are required to disclose information to the public, including to actual and potential competitors which may be helpful to these competitors in challenging our business operations. Some of this information includes disclosure of material agreements affecting our business, the development of new technology, product research and development, known market trends and contingencies that may impact our operating results. These competitors and potential competitors can use that information against us in an effort to take market share, employees, and customers away from us. Terminating our reporting obligation will help to protect that sensitive information from required or inadvertent disclosure.

•
We expect that operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements, including compliance costs with the anticipated climate-related disclosures. This will allow our management and employees to focus more of their attention on our business, our customers, and the community in which we operate.

•
We expect that operating as a non-SEC reporting company will increase management’s flexibility to consider and initiate strategic opportunities without being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act.

•
The reclassification transaction proposal allows us to discontinue our reporting obligations with the SEC, but still allows our members, regardless of which class of Units they receive pursuant to the reclassification, to retain an equity interest in GFE. Therefore, our Class A, Class B, and Class C members will continue to share in our profits and losses and distributions on an identical basis.

•
Operating as a non-SEC reporting company may reduce the expectation to produce short-term per unit earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term growth objectives.

•
We expect that completing the reclassification transaction at this time will allow us to begin to realize cost savings and will allow our management and employees to redirect their focus to our business and customers.

We considered that some of our members may prefer to continue as members of an SEC reporting company, which is a factor weighing against the reclassification transaction. However, we believe that the disadvantages of remaining a public company subject to the registration and reporting requirements of the SEC outweigh any advantages. There is a limited market for our Units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our Units cannot be traded on an established securities market or be readily tradable in a secondary market, thereby assuring that there will continue to be a limited market for our Units. We have no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business entities using our Units as the consideration for such acquisition. Accordingly, we are not likely to make use of any advantage that our status as an SEC reporting company may offer.
The Board realized that many of the benefits of a going private transaction, such as eliminating costs associated with SEC reporting obligations and allowing management and employees to focus on core business initiatives, have been in existence for some time. However, once the Board felt the impact over time of the increasingly stringent regulation brought on by the Sarbanes-Oxley Act and the expanded reporting requirements of larger reporting companies faced by the Company over the past few fiscal years including anticipated future costs for complying with any future climate-related disclosures, the Board began to seriously consider a transaction that would result in the deregistration of our Units. See “Reclassification and Deregistration — Background of the Reclassification Transaction” beginning on page 12.
Other than the cost savings and other benefits associated with becoming a non-SEC reporting company, as outlined above and as described in the discussion under “Reclassification and Deregistration — Purpose and Structure of the Reclassification Transaction” on page 24, we do not have any other purpose for engaging in the reclassification transaction at this particular time.

In view of the wide variety of factors considered in connection with its evaluation of the reclassification transaction, our Board of Governors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors it considered in reaching its determination.
The reclassification transaction, if completed, will have different effects on Class A members, Class B members, and Class C members. You should read “Reclassification and Deregistration — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation — Our Position as to the Fairness of the Reclassification Transaction” beginning on page 18 and “Reclassification and Deregistration — Effects of the Reclassification Transaction on Members of GFE” beginning on page 27 for more information regarding the effects of the reclassification transaction.
We considered various alternative transactions to accomplish the proposed transaction, including a tender offer, a Unit repurchase on the open market or a reverse Unit split whereby members owning less than a certain number of Units would be “cashed out,” but ultimately elected to proceed with the reclassification because these alternatives could be more costly, might not have effectively reduced the number of members below 300, and would not allow all members to retain an equity interest in GFE. We have not recently received any proposal from third parties for any business combination transactions, such as a merger, consolidation or sale of all or substantially all of our assets. Our Board did not seek any such proposal because these types of transactions are inconsistent with the narrower purpose of the proposed transaction, which is to discontinue our SEC reporting obligations. Our Board believes that by implementing the reclassification transaction, our management will be better positioned to focus on transactions to maximize our long-term goals, attention on our customers and core business initiatives, and our expenses will be reduced. See “Reclassification and Deregistration — Purposes and Structure of the Reclassification Transaction” beginning on page 24 for further information as to why this reclassification transaction structure was chosen by our Board.
Our Position as to the Fairness of the Reclassification Transaction
Based on a careful review of the facts and circumstances relating to the reclassification transaction, our Board of Governors believes that the Seventh Amended and Restated Operating Agreement and the going private transaction are substantively and procedurally fair to all our members. Our Board of Governors unanimously approved the reclassification transaction and has unanimously recommended that our unit holders vote “FOR” the approval and adoption of the Seventh Amended and Restated Operating Agreement that will, among other things, effect the reclassification.
In concluding that the terms and conditions of the going private transaction are substantively fair to unaffiliated members, our Board of Governors considered a number of factors. In its consideration of both the procedural and substantive fairness of the transaction, our Board considered the potential effect of the transaction as it relates to all unaffiliated members generally, to members whose Units will be reclassified as Class B or Class C Units and to members whose Units will be reclassified as Class A Units. Because the transaction will affect members differently only to the extent that some will receive Class A Units in the reclassification transaction, some will receive Class B Units and some will receive Class C Units, these are the only groups of members with respect to which the Board considered the relative fairness and the potential effects of the reclassification transaction. See “Reclassification and Deregistration — Effects of the Reclassification Transaction on Members of GFE” beginning on page 27.
Substantive Fairness
The factors that our Board of Governors considered positive for our unaffiliated members, including both those that will have their Units reclassified as Class A Units as well as those who will have their Units reclassified as Class B or Class C Units, include the following:
•
Our smaller unaffiliated members who prefer to own Class A Units had notice that they had until [insert date, 2022] to acquire sufficient Units so that they could hold 21 or more Units in their own names prior to the reclassification transaction. The limited market for our Units may have made acquiring sufficient Units difficult and there may have been costs to unaffiliated members, beyond the purchase price of such Units, associated with the acquisition. However, we believe that acquiring additional Units was an option available to our unaffiliated members and our unaffiliated members were able to weigh the costs and benefits of implementing an acquisition of additional Units.
•
Members who hold their units in “street name,” who would receive Class B or Class C Units if they were record owners instead of beneficial owners, and who wish to receive Class B or Class C Units as if they were record owners instead of beneficial owners, had notice that they had until [insert date] to transfer their Units so that they could receive Class B or Class C Units.

•
Our unaffiliated members receive little benefit from our being an SEC reporting company because of our small size, the lack of analyst coverage and the limited trading of our Units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act, in addition to the legal, accounting and administrative costs involved in being a public company. Accordingly, we believe that the costs to our unaffiliated members of being a public company are not commensurate with the benefits to our members of being a public company.

•
All our unaffiliated members will realize the potential benefits of termination of registration of our Units, including reduced expenses as a result of no longer being required to comply with SEC reporting requirements.

•
The reclassification should not result in a taxable event for any of our unaffiliated members.

•
All our unaffiliated members will continue to have the opportunity to equally participate in future profit and loss allocations and distributions on a per Unit basis.

•
Our affiliated members will be treated in the same manner in the reclassification transaction as our unaffiliated members and will be reclassified according to the same standards.

•
Our unaffiliated members are not being “cashed out” in connection with the reclassification transaction, and our member units will continue to have the same material economic rights and preferences.

In addition to the positive factors applicable to all our unaffiliated members set forth above, the factors that our Board of Governors considered positive for those unaffiliated members whose Units are being reclassified as Class B or Class C Units included:
•
All our smaller unaffiliated members will continue to have an equity interest in GFE and therefore will share in our profits and losses and distributions on the same per Unit basis as our Class A members.

•
Our Class B and Class C unaffiliated members will still have some voting rights. Class B members will have the right to elect governors and the right to vote on amendments to the Operating Agreement that affect the rights of the Class B Units, dissolution, merger and dispositions of all or substantially all the Company’s assets and matters that require a vote of a majority of all Units under the Operating Agreement or applicable law. Class C members will have the right to vote on amendments to the Operating Agreement that affect the rights of the Class C Units, dissolution, merger and dispositions of all or substantially all the Company’s assets and matters that require a vote of a majority of all outstanding Units under the Operating Agreement or applicable law.

•
Our Class B unaffiliated members may continue to nominate persons to serve as governors, propose amendments to the Operating Agreement and call meetings of members, but only if such actions are taken by a specified percentage of Units (10% of the Class B Units to nominate governors and propose amendments to the Operating Agreement, and 25% of all outstanding Units to call a meeting of members).

•
Our Class C unaffiliated members may continue to call meetings of members, but only if such action is taken by 30% of all outstanding Units.

•
Our Class B and Class C unaffiliated members will no longer be subject to the percentage ownership limitations imposed under the current Operating Agreement.

•
Our Class B and Class C unaffiliated members will not need to obtain the approval of the Board of Governors in order to transfer their Units, so long as either (i) the member transfers all the Units in the applicable Class to a single transferee, and following such transfer the transferee does not own or control more than 5% of the outstanding Units of such Class, or (ii) the member transfers all the Units in the applicable Class to another member of that same Class, and following such transfer the transferee does not own or control more than 5% of the outstanding Units of such Class.
•
No brokerage or transaction costs are to be incurred by them in connection with the reclassification of their Units.

In addition to the positive factors applicable to all of our unaffiliated members set forth above, the factors that the Board of Governors considered positive for the unaffiliated members whose Units are being reclassified as Class A Units included:
•
The Class A unaffiliated members will continue to have voting rights including the right to elect governors and determine other decisions on our behalf as provided in the Seventh Amended and Restated Operating Agreement and pursuant to the Revised Act.

•
Our Class A unaffiliated members will continue to own an equity interest in the Company and will continue to share in our profits and losses and distributions in the same respect as our Class B and Class C members.

Our Board considered each of the foregoing factors to weigh in favor of the substantive fairness of the reclassification transaction to our unaffiliated members, whether their Units will be reclassified as Class A, Class B or Class C Units.
The Board is aware of, and has considered, the impact of certain potentially countervailing factors on the substantive fairness of the reclassification transaction to our unaffiliated members whose Units will be reclassified as Class B or Class C Units. In particular, the factors that our Board of Governors considered as potentially negative for those members receiving Class B or Class C Units included:
•
They will be required to have their Units involuntarily reclassified as Class B or Class C Units, although they will still have the opportunity to participate in any future growth and earnings of the Company.

•
The voting rights of Class B unaffiliated members will be limited to the right to elect governors and the right to vote on amendments to the Operating Agreement that affect the rights of the Class B Units, dissolution, merger and dispositions of all or substantially all the Company’s assets and matters that require a vote of a majority of all Units under the Operating Agreement or applicable law. Such limitations may result in decreased value of the Class B Units.

•
The voting rights of Class C unaffiliated unit holders will be limited to the right to vote on amendments to the Operating Agreement that affect the rights of the Class C Units, dissolution, merger and dispositions of all or substantially all the Company’s assets and matters that require a vote of a majority of all Units under the Operating Agreement or applicable law. Such limitations may result in decreased value of the Class C Units.

The factors that our Board of Governors considered as potentially negative for the unaffiliated members whose Units will be reclassified as Class A Units included:
•
The transferability of the unaffiliated Class A Units will be limited.

The factors that our Board of Governors considered as potentially negative for our unaffiliated members included:
•
Following the reclassification transaction, they will have restrictions on their ability to transfer their units because our units will be tradable only in privately-negotiated transactions, and there will not be a public market for our units. Most transfers of Class A Units will require approval by the Board of Governors. However, our Class B and Class C unaffiliated members will not need to obtain the approval of the Board of Governors in order to transfer their Units, so long as either (i) the member transfers all the Units in the applicable Class to a single transferee, and following such transfer the transferee does not own or control more than 5% of the outstanding Units of such Class, or (ii) the member transfers all the Units in the applicable Class to another member of that same Class, and following such transfer the transferee does not own or control more than 5% of the outstanding Units of such Class.

•
They will have reduced access to our financial information once we are no longer an SEC reporting company, although we do intend to continue to make available to all members an annual report containing audited financial statements in accordance with the Seventh Amended and Restated Operating Agreement.

•
Once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under SEC rules.

•
Unaffiliated members who do not believe that the reclassification transaction is fair to them do not have the right to dissent from the reclassification transaction.

Our Board of Governors believes that these potentially countervailing factors did not, individually or in the aggregate, outweigh the overall substantive fairness of the reclassification transaction to our unaffiliated members and that the foregoing factors are outweighed by the positive factors previously described.
In reaching a determination as to the substantive fairness of the reclassification transaction, we did not consider the liquidation value of our assets, the current or historical market price of those Units, our net book value, or our going concern value to be material. We did not consider the net book value in that the reclassification transaction and subsequent deregistration of our units will have only an insignificant effect on the overall net book value of our Units. In addition, neither the economic rights nor preferences of our unaffiliated members will change and will remain the same as our affiliated members as a result of the reclassification transaction. Additionally, our unaffiliated members are afforded the right to participate in our profits and losses on the same basis as our affiliated members and none of our unaffiliated members are being cashed out as a part of the reclassification transaction.
We did not consider the current market prices in that our Units are not traded on a public market but instead are traded in privately negotiated transactions, in which the current market price may or may not be determinative. Any effect that the reclassification transaction has on the current market price will be the same for our unaffiliated members and affiliated members alike.
We did not consider the historical market prices in that we do not expect the reclassification transaction to have any effect on the historical market prices. Our Units are not traded on a public market and are instead traded only in privately negotiated transactions and thus the historical market prices may or may not be determinative of actual prices.
We did not consider the going concern value in that the going concern value will be determined by the market at the time of a sale, merger or other form of business combination. The reclassification transaction will have only an insignificant effect on the Company’s value on a going forward basis — a $435,000 per year savings — and will not be determinative of the going concern value. In addition, our Seventh Amended and Restated Operating Agreement provides all our members, both affiliated and unaffiliated, an equal vote per Unit with respect to any future mergers or dispositions of all or substantially all the Company’s assets.
We did not consider liquidation value in that the Company believes the reclassification transaction will not have a material effect on the liquidation value of our Units. Pursuant to our Seventh Amended and Restated Operating Agreement, the rights of our unaffiliated members, like our affiliated members, will not change and all our members will be afforded the right to continue to share equally in the liquidation of the Company’s assets and in any residual funds allocated to our members. In addition, our Seventh Amended and Restated Operating Agreement provides all our members, both affiliated and unaffiliated, an equal vote per Unit in the dissolution of the Company.
We did not consider any repurchases of Units by the Company over the past two years in that the Company has not repurchased any Units during such period.
We also did not consider any report, opinion, or appraisal or firm offer by unaffiliated parties. Neither the Company nor any of the members of our Board of Governors or management received any reports, opinions, appraisals or firm offers from any outside party relating to the reclassification transaction or the fairness of the consideration to be received by our members.

Procedural Fairness
We believe the reclassification transaction is procedurally fair to our unaffiliated members, whether their Units will be reclassified as Class A, Class B or Class C Units. In concluding that the reclassification transaction is procedurally fair to our unaffiliated members, the Board of Governors considered a number of factors. The factors that our Board of Governors considered positive for our unaffiliated members included the following:
•
The reclassification transaction is being effected in accordance with the applicable requirements of Minnesota law.

•
Our Board discussed the possibility of forming an independent special committee to evaluate the reclassification transaction; however, the Board believed that the fact that our Board would be treated the same as the other unaffiliated members and that no consideration had been given to the Unit cutoff number relative to the Unit ownership of the Board members, a special committee for the reclassification transaction was not needed, as the Board was able to adequately balance the competing interest of the unaffiliated members in accordance with their fiduciary duties.

•
Our Board retained and received advice from legal counsel in evaluating the terms of the reclassification transaction, including the possible creation of a special committee of the Board to evaluate the reclassification transaction and the terms of the reclassification as provided in the Seventh Amended and Restated Operating Agreement, including the balancing of the rights of unaffiliated and affiliated Class A members, Class B members, and Class C members.

•
Management and our Board considered alternative methods of effecting a transaction that would result in our becoming a non-SEC reporting company, each of which was determined to be impractical, more expensive than the reclassification transaction, involving a cash-out of certain of our members, or potentially ineffective in achieving the goals of allowing members to retain an equity ownership in the Company while at the same time, eliminating the costs and burdens of being a publicly reporting company.

•
All members, including unaffiliated members, were given notice that they had until October 15, 2022 to acquire sufficient Units so that they held at least 21 or at least 10 Units, respectively, units prior to the reclassification transaction or to sell sufficient units so that they held less than 21 units or less than 10 units, respectively, prior to the reclassification transaction, to determine whether such members will own Class A, Class B or Class C Units after the reclassification transaction.

•
To implement the reclassification transaction, it must be approved by members owning at least a majority of all Units outstanding on the Record Date.

Our Board of Governors considered each of the foregoing factors to weigh in favor of the procedural fairness of the reclassification transaction to all our unaffiliated members, whether the Units of such members are reclassified as Class A Units, Class B Units or Class C Units.
The Board is aware of, and has considered, the impact of the following potentially countervailing factors, which affect both our smaller unaffiliated members whose Units will be reclassified as Class B or Class C Units as well as those members whose Units will be reclassified as Class A Units to the same degree, on the procedural fairness of the reclassification transaction:
•
Although the interests of the unaffiliated members whose Units will be reclassified as Class B or Class C Units are different from the interests of the unaffiliated members whose Units will be reclassified as Class A Units and may create conflicts of interest in connection with the reclassification transaction, neither the full Board nor any of the governors retained an independent, unaffiliated representative to act solely on behalf of the unaffiliated members receiving Class B or Class C Units for the purpose of negotiating the terms of the reclassification transaction or preparing a report concerning the fairness of the reclassification transaction. However, our Board members will be treated the same as the unaffiliated members in the proposed transaction and certain of our current Board members would have a portion of their Units reclassified as Class B and Class C Units.

•
The transaction is not structured to require approval of at least a majority of unaffiliated members although at the time the reclassification transaction was approved by our Board of Governors, members of our board and our executive officers then collectively held only 4.91% of our outstanding Units.

•
We did not solicit any outside expressions of interest in acquiring the Company.

•
We did not receive a report, opinion, or appraisal from an outside party as to the value of our Units, the fairness of the transaction to those members receiving Class B or Class C Units or the fairness of the transaction to GFE.

Our Board of Governors believes that the foregoing potentially countervailing factors did not, individually or in the aggregate, outweigh the overall procedural fairness of the reclassification transaction to our unaffiliated members, whether their Units will be reclassified as Class A, Class B or Class C Units, and the foregoing factors are outweighed by the procedural safeguards previously described. In particular, with reference to the lack of a special committee, the Board felt that the consideration of the transaction by the full Board, whose sole conflict of interest is a relatively insignificant increase in aggregate voting unit ownership following the reclassification transaction, was a sufficient procedural safeguard that made it unnecessary to form a special committee or retain an independent fairness advisor.
We therefore believe that the reclassification transaction is substantively and procedurally fair to our unaffiliated members, for the reasons and factors described above. In reaching this determination, we have not assigned specific weights to particular factors, and we considered all factors as a whole. None of the factors that we considered led us to believe that the reclassification transaction is unfair to our unaffiliated members whether their Units will be reclassified as Class A, Class B or Class C Units.
In reaching its conclusion that the reclassification transaction is fair to our unaffiliated members, whether their Units will be reclassified as Class A, Class B or Class C Units, the Board did not consider the current or historical market price of our units, our going concern value, our net book value or the liquidation value of our assets to be material. Our Board did not believe these factors to be material because our members are not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of Units outstanding with identical economic rights and preferences. As a result, our smaller members will continue to hold an equity interest in GFE as Class B or Class C members and will therefore participate equally, and on the same basis that they would participate absent a reclassification transaction, with the holders of our Class A Units in our profits, losses and the receipt of distributions. Instead of the foregoing factors, the Board subjectively considered the collective advantages of the Class B or Class C Units, including the right of our Class B members to elect governors, and the right of our Class B members and Class C members to transfer Units more freely than Class A members. The Board also subjectively considered the relative disadvantages of the three Classes, including the limitations on voting and decision-making in the case of the Class B and Class C Units. In addition, the Board evaluated the benefits shared by all the Class A, Class B and Class C Units, such as the ability to vote upon certain events such as dissolution, merger and sale of all or substantially all of the Company’s assets, the ability to benefit from the cost savings associated with the reclassification transaction and the opportunity to share in our future growth and earnings.
We have not made any provision in connection with the reclassification transaction to grant our unaffiliated members access to our Company files beyond the access granted generally under our current Operating Agreement, which is described below, or to obtain counsel or appraisal services at our expense. Nor did we request or receive any reports, opinions or appraisals from any outside party relating to the reclassification transaction or the monetary value of the Class A Units, Class B Units or Class C Units. Our members are not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of Units outstanding with the identical economic rights and preferences. As a result, our smaller members will continue to hold an equity interest in GFE as Class B or Class C members and will therefore participate equally, and on the same basis that they would participate absent a reclassification transaction, with the holders of our Class A Units in our profits and losses and the receipt of distributions. With respect to our unaffiliated members’ access to our Company files, our Board determined that this Proxy Statement, together with our other filings with the SEC and information they may obtain pursuant to our current Operating Agreement, provide adequate information for our unaffiliated members.

Under Minnesota law and our Operating Agreement, subject to compliance with our safety, security and confidentiality procedures and guidelines, our members have rights to review lists of our members and governors, copies of our articles/certificate of organization, operating agreements, and tax returns and financial statements for the six most recent fiscal years. Any member may inspect and copy these records during normal business hours if they have a proper purpose reasonably related to their interest as a member of GFE. Members may also, at their own expense and for a purpose reasonably related to their interest as a member, request copies of the lists of our members and governors, our articles/certificate of organization, tax returns, financial statements and operating agreements. With respect to obtaining counsel or appraisal services at our expense, the Board did not consider these actions necessary or customary. In deciding not to adopt these additional procedures for access to our company files or to obtain counsel or appraisal services for our members at our expense, the Board also took into account factors such as GFE’s size and the cost of such procedures.
We have not structured the transaction to require the approval of at least a majority of unaffiliated members. Because our affiliated and unaffiliated members will be treated identically in terms of the approval process of the reclassification transaction, the Board believes a special vote is not necessary. In addition, the governors have not retained an unaffiliated representative to act solely on behalf of unaffiliated members. Again, because our affiliated and unaffiliated members will be treated identically in terms of the approval process of the reclassification transaction, the Board believes an unaffiliated representative is unnecessary.
Board Recommendation
Our Board of Governors believes the terms of the reclassification transaction are fair and in the best interests of our unit holders and unanimously recommends that you vote “FOR” the Reclassification of the Units as set forth in this proxy statement. Additionally, our Board of Governors unanimously recommends that you vote “FOR” the adjournment or postponement of the Special Meeting, if necessary or appropriate, for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Reclassification.
Purpose and Structure of the Reclassification Transaction
The purposes of the reclassification transaction are to:
•
Consolidate ownership of our prior Units, which are being reclassified as Class A Units, in less than 300 unit holders of record, which will suspend our SEC reporting requirements and thereby achieve significant cost savings. We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $435,000 on an annual basis by eliminating the requirement to make periodic reports and reducing the expenses of member communications. We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time spent on reporting and securities law compliance matters.

•
Help protect sensitive business information from required or inadvertent disclosure that might benefit our competitors.

•
Allow our management and employees to redirect time and resources spent on SEC reporting obligations and member administrative duties to our core business.

•
Reduce the expectation to produce short-term per Unit earnings, thereby increasing management’s flexibility to consider and balance actions between short-term and long-term growth objectives.

For further background on the reasons for undertaking the reclassification transaction at this time, see “Reclassification and Deregistration — Overview of the Reclassification Transaction” beginning on page 11 and “Reclassification and Deregistration — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 15.
The structure of the reclassification transaction will give all our members the opportunity to retain an equity interest in GFE and therefore to participate in any future growth and earnings of the Company. Because we are not cashing out any of our members, this structure minimizes the costs of our becoming a non-SEC reporting company while achieving the goals outlined in this Proxy Statement.

Our Board elected to structure the transaction to take effect at the record unit holder level, meaning that we will look at the number of Units registered in the name of a single holder to determine how that holder’s Units will be reclassified. The Board chose to structure the transaction this way in part because it determined that this method would provide us with the best understanding at the effective time of how many members would receive Class B or Class C Units because we will be able to have a complete and final list of all record unit holders at the effective time of the reclassification. In addition, the Company has notified its members that they had until October 15, 2022, to make transfers of Units prior to the proposed reclassification of Units. The purpose of this notification was to allow members the opportunity to make transfers prior to the proposed reclassification so that they could own the requisite number of Units to be in their desired Class, which our Board felt would enhance the substantive fairness of the transaction to all members. Although providing this flexibility generated an element of uncertainty, in that the reclassification, if approved, may not have eliminated as many of our Class A members as anticipated, our Board felt that the threshold ratio of 21 or more units allowed a sufficient margin for members to transfer their Units in or out of street name. Overall, our Board determined that structuring the reclassification transaction as one that would affect members at the record holder level would be the most efficient and cost-effective way to achieve its goals of deregistration, notwithstanding any uncertainty that may have been created by giving members the flexibility to transfer their holdings through October 15, 2022. Because the “trading window” will end on October 15, 2022, we do not expect permitting any further Unit transfers after October 15, 2022, through the date of the Special Meeting. For further background on the alternative structures considered by our Board of Governors please see “Reclassification and Deregistration — Background of the Reclassification Transaction” beginning on page 12 and “Reclassification and Deregistration — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 15.
Effects of the Reclassification Transaction on GFE; Plans or Proposals after the Reclassification Transaction
The reclassification transaction will have various positive and negative effects on GFE, which are described below.
Effect of the Proposed Transaction on Our Outstanding Units.
Our current Operating Agreement does not authorize us to issue any additional classes of Units. The amendments to our Operating Agreement will authorize the issuance of three separate and distinct classes of Units, Class A, Class B, and Class C Units. As of the Record Date, the number of outstanding units was 30,606. Based upon our best estimates, if the reclassification transaction had been consummated as of the Record Date, approximately 23,763 Units would be reclassified as Class A Units, approximately 5,051 Units would be reclassified as Class B Units, and approximately 1,792 Units would be reclassified as Class C Units. The total number of Class A holders of record would be approximately 215, the total number of Class B holders of record would be approximately 396 and the total number of Class C holders of record would be approximately 378. We have no other current plans, arrangements or understandings to issue any Units as of the date of this proxy statement.
Termination of Securities Exchange Act Registration and Reporting Requirements
Upon the completion of the reclassification transaction, we expect that our current class of registered Units, which will be reclassified as Class A Units, will be held by fewer than 300 record unit holders and each of the Class B and Class C Units will be held by fewer than 500 record unit holders. Accordingly, our obligation to continue to file periodic reports with the SEC will be suspended pursuant to Rule 12h-3 of the Securities Exchange Act of 1934, as amended.
The suspension of these filing requirements will substantially reduce the information required to be furnished by us to our members and to the SEC. Therefore, we anticipate that we will eliminate costs and avoid future costs associated with these filing requirements, which we estimate to be approximately $435,000 on an annual basis. These costs are broken down as follows:

Accounting and Auditing Expenses	$200,000
SEC Counsel	$120,000
Staff and Executive Time	$88,000
Testing Control Internal Audits	$17,000
Miscellaneous, Including Printing and Mailing	$10,000
Total	$435,000
We will apply for termination of the registration of our Units and suspension of our SEC reporting obligations as soon as practicable following completion of the reclassification transaction. Following completion of the reclassification transaction, we intend to continue to make available to our unit holders annual financial information about GFE.
Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report.
After the reclassification transaction, we anticipate that there will be up to approximately 396 Class B and 378 Class C unit holders of record. If the number of record holders of our Class B Units or our Class C Units exceeds 500 on the last day of any given fiscal year, GFE will be required to register the Class B or Class C Units under Section 12(g) of the Securities Exchange Act. As a result, we would be subject to all of the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject. For this reason, the proposed amendments to our current Operating Agreement contained in the Seventh Amended and Restated Operating Agreement include a provision that denies the Company the authority to allow any transfer of Class B or Class C Units if it will result in the Class B or Class C Units being held by 500 or more respective holders of record. We do not expect any significant change in the number of record holders of Class B or Class C Units in the near term that will obligate us to register our Class B or Class C Units.
Similarly, if the number of our Class A unit holders of record reaches or exceeds 300 on the last day of any given fiscal year, the suspension of our duty to file reports under Section 15(d) of the Securities Exchange Act would be discontinued, and as a result, we would be again subject to the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject. For this reason, the Seventh Amended and Restated Operating Agreement also contains a provision that denies the Company the authority to allow any transfer of Class A Units if it will result in the Class A Units being held by 300 or more holders of record. We estimate that following the reclassification transaction, we will have 215 Class A unit holders of record and do not anticipate any significant change in the number of Class A unit holders of record that would obligate us to resume our periodic reporting with the SEC.
Effect on Trading of Units
Our Units are not traded on an exchange and are not otherwise actively traded, although we utilize a qualified matching service on our website, an alternative trading system as defined by the SEC. Persons interested in buying or selling Units first contact the Company offices with notice of their desire to buy or sell Units. Their offer to buy or sell Units is then posted on the Company website with their contact information. Persons interested in buying or selling Units as listed on the website are encouraged to contact the offeror or to negotiate transaction details. Once the terms of the transaction are agreed upon, the member will contact the Company to arrange the transfer of the Units according to the qualified matching service rules and procedures we have put in place at the Company.
Because we will no longer be required to maintain current public information by filing reports with the SEC, and because our Units will only be tradable in privately negotiated transaction, the liquidity of our Units may be reduced following the reclassification transaction. We do expect however that trading of our Units will continue to be facilitated through our qualified matching service on our website following consummation of the reclassification transaction. In order to comply with all tax and securities laws for the continued operation of the qualified matching service, in some cases we may be required to maintain and make available information similar in nature to the information we were required to file with the SEC while we were a reporting company. We may continue to incur expenses to meet these requirements and maintain our qualified matching service. Alternatively, we may instead elect to utilize the services of a third-party alternative trading system/qualified matching service brokerage service.
Financial Effects of the Reclassification Transaction
We expect that the professional fees and other expenses related to the reclassification transaction of approximately $150,000 will not have any material adverse effect on our liquidity, results of operations or cash flow. See “Reclassification and Deregistration — Fees and Expenses” beginning on page 34 for a description of the fees and expenses we expect to incur in connection with the reclassification transaction. See “Reclassification and Deregistration — Financing of the Reclassification Transaction” on page 32 for a description of how the reclassification transaction will be financed.
Effect on Conduct of Business after the Transaction
We expect our business and operations to continue as they are currently being conducted and, except as disclosed below, the transaction is not anticipated to have any effect upon the conduct of our business.
Effect on Our Governors and Executive Officers
It is not anticipated that the reclassification transaction will have any effect on our governors and executive officers, other than with respect to their relative Unit ownership of the various Classes if the reclassification transaction is approved. Units will be issued to our governors and executive officers on the same basis as for our unaffiliated members. Assuming no intervening change to their record ownership of Units, five of our governors beneficially own at the record holder level more than 21 Units, and therefore, such Units will be reclassified as Class A Units if the Reclassification is implemented. Additionally, assuming no intervening change to their record ownership of Units, three of our governors also beneficially own at the record holder level between 10 and 20 Units, and therefore, such Units will be reclassified as Class B Units if the Reclassification is implemented. Two of our governors (including one alternate governor) and one executive officer beneficially own at the record holder level 9 or fewer Units, and therefore, such Units will be reclassified as Class C Units if the Reclassification is implemented.
The percentage of Units retaining the right to vote for governors (i.e., Class A and Class B Units) that will be beneficially owned by governors and executive officers of the Company as a group will increase from approximately 4.91% to approximately 5.17% after the reclassification of Units.
The annual compensation paid by us to our officers and governors will not increase as a result of the reclassification transaction, nor will the reclassification transaction result in any material alterations to any existing employment agreements with our officers.
Plans or Proposals
Other than as described in this Proxy Statement, neither we nor our management have any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our Bboard of Governors or management, to change materially our indebtedness or capitalization or otherwise to effect any material change in our corporate structure or business. As stated throughout this proxy statement, we believe there are significant advantages in effecting the reclassification transaction and becoming a non-reporting company. Although our management does not presently have any intention to enter into any transaction described above, there is always a possibility that we may enter into such an arrangement or transaction in the future, including, but not limited to, entering into a merger or acquisition transaction, making a public or private offering of our Units or entering into any other arrangement or transaction the Board may deem appropriate and in the best interests of the Company.
Effects of the Reclassification Transaction on Members of GFE
The general effects of the reclassification transaction on the members of GFE are described below.

Effects of the Reclassification Transaction on Affiliated and Unaffiliated Class A Members
The reclassification transaction will have both positive and negative effects on the Class A members. All of these changes will affect affiliated and unaffiliated Class A members in the same way. The Board of Governors of GFE considered each of the following effects in determining to approve the reclassification transaction.
Benefits:
As a result of the reclassification transaction, the Class A members will:
•
Realize the potential benefits of termination of registration of our Units, including reduced expenses as a result of no longer being required to comply with reporting requirements under the Exchange Act;

•
Be entitled to vote on all matters brought before the members of GFE, except as otherwise provided by the Seventh Amended and Restated Operating Agreement or Minnesota law;

•
Be entitled to nominate persons to serve as governors, propose amendments to the Seventh Amended and Restated Operating Agreement and call meetings of members with 20% or more of all Units outstanding;

•
Be eligible to serve as the Company’s tax matters member, which is the “tax matters partner” described in Section 6231 of the Internal Revenue Code designated by a partnership to represent it before the Internal Revenue Service in all tax matters for a specific taxable year;

•
Be entitled to transfer any number of Units to any person approved by the governors in accordance with the terms of the Seventh Amended and Restated Operating Agreement; and

•
Realize enhanced voting control over GFE in comparison to other classes of units due to the voting limitations placed on Class B and Class C members.

Detriments:
As a result of the reclassification transaction, the Class A members will:
•
Be required to have their Units reclassified involuntarily as Class A Units, for which they will receive no additional consideration;

•
Hold unregistered securities and therefore will lose the benefits of holding Section 12 registered securities, such as access to the information concerning GFE required to be contained in the Company’s periodic reports to the SEC and which the Company may choose not to otherwise distribute to members, the requirement that our officers certify the accuracy of our financial statements, and the benefits derived by the imposition of the requirements of the Sarbanes-Oxley Act of 2002;

•
Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer;

•
Be subject to an ownership limitation of 20% of all issued and outstanding Units;

•
Bear transfer restrictions as provided in our Seventh Amended and Restated Operating Agreement, such that our governors will be entitled to, at their sole discretion, approve or disallow most proposed transfers of the Class A Units; and

•
Bear the risk of a decrease in the market value of the Class A Units due to the reduction in public information concerning the Company as a result of us not being required to file reports under the Exchange Act, which may adversely affect the already limited liquidity of the Units.

Effects of the Reclassification Transaction on Affiliated and Unaffiliated Class B Members
The reclassification transaction will have both positive and negative effects on the Class B members. All of these changes will affect affiliated and unaffiliated Class B members in the same way. The Board of Governors of GFE considered each of the following effects in determining to approve the reclassification transaction.

Benefits:
As a result of the reclassification transaction, the Class B members will:
•
Realize the potential benefits of termination of registration of our Units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;

•
Be entitled to vote for governors, amendments to the Operating Agreement that modify the rights of Class B Members, dissolution, merger and dispositions of all or substantially all the Company’s assets and other matters that require a vote of at least a majority of the outstanding Units under Minnesota law;

•
Be entitled to nominate persons to serve as governors, propose amendments to the Operating Agreement and call meetings of members, but only if such actions are taken by a specified percentage of Units (10% of the Class B Units to nominate governors and propose amendments to the Operating Agreement, and 25% of all outstanding Units to call a meeting of members);

•
Not be subject to ownership limitations;

•
Continue to hold an equity interest in GFE and share in our profits, losses and distributions on the same basis as our Class A members; and

•
Be entitled to transfer Class B Units without the approval of the Board of Governors, so long as either (i) the Class B Member transfers all such Class B Member’s Class B Units to a single transferee, and following such transfer the transferee does not own or control more than 5% of the outstanding Class B Units, or (ii) the Class B Member transfers Class B Units to another Class B Member, and following such transfer the transferee does not own or control more than 5% of the outstanding Class B Units.

Detriments:
As a result of the reclassification transaction, the Class B members will:
•
Be required to have their Units reclassified involuntarily as Class B units, for which they will receive no additional consideration;

•
Not be entitled to vote for matters other than those specified above, including other amendments to the Operating Agreement and governor actions requiring the consent of members. These limitations on the voting rights of Class B members relative to Class A members may result in decreased value of the Class B Units relative to Class A Units;

•
Not be eligible to serve as the Company’s tax matters member; and

•
Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer.

Effects of the Reclassification Transaction on Affiliated and Unaffiliated Class C Members
The reclassification transaction will have both positive and negative effects on the Class C members. All of these changes will affect affiliated and unaffiliated Class C members in the same way. The Board of Governors of GFE considered each of the following effects in determining to approve the reclassification transaction.
Benefits:
As a result of the reclassification transaction, the Class C members will:
•
Realize the potential benefits of termination of registration of our Units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;

•
Be entitled to vote for amendments to the Operating Agreement that modify the rights of Class C Members, dissolution, merger and dispositions of all or substantially all the Company’s assets and other matters that require a vote of at least a majority of the outstanding Units under Minnesota law;

•
Be entitled to call meetings of members, but only if such action is taken by 30% of all outstanding Units;

•
Not be subject to ownership limitations;

•
Be entitled to transfer Class C Units without the approval of the Board of Governors, so long as either (i) the Class C Member transfers all such Class C Member’s Class C Units to a single transferee, and following such transfer the transferee does not own or control more than 5% of the outstanding Class C Units, or (ii) the Class C Member transfers Class C Units to another Class C Member, and following such transfer the transferee does not own or control more than 5% of the outstanding Class C Units; and

•
Continue to hold an equity interest in GFE and share in our profits, losses and distributions on the same basis as our Class A members.

Detriments:
As a result of the reclassification transaction, the Class C members will:
•
Be required to have their Units reclassified involuntarily as Class C Units, for which they will receive no additional consideration;

•
Not be entitled to vote for matters other than those specified above, including voting for governors, other amendments to the Operating Agreement and governor actions requiring the consent of members. These limitations on the voting rights of Class C members relative to Class A members and Class B members may result in decreased value of the Class C Units relative to Class A Units and Class B Units;

•
Not be entitled to nominate persons to serve as governors, to propose amendments to the Operating Agreement or to serve as the Company’s tax matters member; and

•
Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer.

Effects of the Reclassification Transaction on Affiliated Members
In addition to the effects of the reclassification transaction on unit holders generally, which are described in the previous section, the reclassification transaction will have some additional effects on our governors and executive officers. As used in this proxy statement, the term “affiliated members” means any member who is a governor or executive officer of GFE and the term “unaffiliated member” means any member other than an affiliated member.
As a result of the reclassification transaction, our affiliated members will:
•
Have no further reporting obligations under the Exchange Act. After the reclassification transaction, our Units will not be registered under the Exchange Act. As a result, our executive officers, governors and other affiliates will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, and information about their compensation and Unit ownership will not be publicly available; and

•
Lose the availability of Rule 144. Because our Units will not be registered under the Exchange Act after the reclassification transaction and we will no longer be required to furnish publicly available periodic reports, our executive officers and governors will lose the ability to dispose of their Units under Rule 144 of the Securities Act of 1933, which provides a safe harbor for resales of securities by affiliates of an issuer.

Record and Beneficial Ownership of Membership Units of GFE
It is important that our members understand how units that are held by them in “street name” will be treated for purposes of the reclassification transaction described in this Proxy Statement. Members who have transferred their units of GFE into a brokerage or custodial account are no longer shown on our membership register as the record holder of these Units. Instead, the brokerage firms or custodians typically hold all units of GFE that its clients have deposited with it through a single nominee; this is what is meant by “street name.” If that single nominee is the Unit holder of record of 21 or more Units, then the Units registered in that nominee’s name will be reclassified as Class A Units. At the end of this transaction, these beneficial owners will continue to beneficially own the same number of Units as they did at the start of this transaction. If you hold your Units in “street name,” you should talk to your broker, nominee or agent to determine how they expect the reclassification transaction to affect you. Because other “street name” holders who hold through your broker, agent or nominee may have adjusted their holdings prior to the reclassification transaction, you may have no way of knowing how your Units will be reclassified in the transaction.
Interests of Certain Persons in the Reclassification Transaction
Our governors and executive officers who are also members will participate in the reclassification transaction in the same manner and to the same extent as all of our other members. Assuming no intervening change to their record ownership of Units, five of our governors beneficially own at the record holder level more than 21 Units, and therefore, such Units will be reclassified as Class A Units if the Reclassification is implemented. Additionally, assuming no intervening change to their record ownership of Units, three of our governors beneficially own at the record holder level between 10 and 20 Units, and therefore, such Units will be reclassified as Class B Units if the Reclassification is implemented. Two of our governors (including one alternate governor) and one executive officer beneficially own at the record holder level 9 or fewer Units, and therefore, such Units will be reclassified as Class C Units if the Reclassification is implemented.
Because of the voting restrictions placed on Class B and Class C Units, the governors may experience a larger relative percentage of voting power than they previously held. This represents a potential conflict of interest because our governors unanimously approved the reclassification transaction and are recommending that you approve it. Despite this potential conflict of interest, the Board believes the proposed reclassification transaction is fair to all of our members for the reasons discussed in the proxy statement.
The fact that five of our governors’ percentage ownership of Class A Units will increase relative to such governor’s percentage ownership of all Units prior to the reclassification transaction was not a consideration in the Board’s decision to approve the reclassification transaction or in deciding its terms, including setting the 21 Class A Unit threshold. In this regard, the governors as a group will be treated exactly the same as other members. In addition, the Board determined that any potential conflict of interest created by the governors’ ownership of our Class A Units is relatively insignificant. The increase in each governor’s percentage ownership of our Class A Units resulting from the reclassification transaction relative to such governor’s percentage ownership of all Units prior to the reclassification transaction is expected to be insignificant. As a group, as of the Record Date these governors and executive officers collectively beneficially held and had voting power over approximately 1,502 Units, or 4.91% of our Units. If the reclassification transaction is approved, our governors and executive officers would collectively hold and have voting power over approximately 6.1% of the Class A Units and 5.17% of the total Class A and Class B Units combined. This is very unlikely to have a practical effect on their collective ability to control the Company.
Our Board of Governors was aware of the actual or potential conflicts of interest discussed above and considered them along with the other matters that have been described in this proxy statement under the captions “Reclassification and Deregistration — Background of the Reclassification Transaction” beginning on page 12, “Reclassification and Deregistration — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation,” beginning on page 15 and “Reclassification and Deregistration — Effects of the Reclassification Transaction on Members of GFE” beginning on page 27.
Except as provided in this paragraph, none of our executive officers or governors has indicated to us that he or she intends to sell some or all of his Units or acquire Units during the period between the public announcement of the reclassification transaction and the effective date of the reclassification transaction. In addition, except as provided in this paragraph, none of these individuals has indicated his or her intention to divide his Units among different record holders, or combine his or her Units in the name of a single record holder, during the period between the public announcement of the reclassification transaction and the effective date of the reclassification transaction.
Our governor, Bruce LaVigne, is the beneficial owner of 500 of our Units, which are attributable to him based on the direct ownership of all 500 Units by his spouse, Debra LaVigne. On August 5, 2022, legal counsel representing Debra LaVigne, provided notice to the Company that she “intends to pursue her substantial claims against the Company pursuant to Minn. Stat. § 322C.0701 for member oppression and Minn. Stat. § 322C.0410 for failure to provide the full information requested thereunder.” Specifically, Ms. LaVigne alleged that she has been oppressed by the Company “for frustrating her reasonable expectations of receiving a return on her investment equity,” as stated in a letter from Ms. LaVigne’s counsel to the Company dated August 5, 2022. The same letter from Ms. LaVigne’s counsel to the Company also alleges specifically that she “has rights to full information regarding the Company’s activities, financial condition, and other circumstances pursuant to Minn. Stat. § 322C.0410, Subd. 2,” which provides that a member may obtain from a LLC and inspect and copy full information regarding the activities, financial condition, and other circumstances as is “just and reasonable” so long as: (1) the member seeks the information for a purpose material to the member’s interest as a member; (2) the member makes a demand in a record received by the company, describing with reasonable particularity the information sought and the purpose for seeking the information; and (3) the information sought is directly connected to the member’s purpose.
The Company responded to Ms. LaVigne’s counsel by letter dated August 24, 2022. The Company generally agreed to provide to provide documents to Ms. LaVigne subject to the following conditions: (1) agreement to a non-disclosure agreement; (2) agreement regarding the specific documents requested by Ms. LaVigne; and (3) agreement that if Ms. LaVigne commences litigation against the Company, she will file the Company’s any documents in support of her litigation under seal. As of the date of this proxy statement, no formal legal proceedings have been commenced with respect to these alleged claims by Ms. LaVigne. However, as the spouse of the potential claimant, our governor, Bruce LaVigne, may have an interest in the reclassification and amendment and restatement of our Current Operating Agreement, arising from any claims pursued by Ms. LaVigne. The Company intends to vigorously defend itself against any claims pursued by Ms. LaVigne.
Financing of the Reclassification Transaction
We estimate that the reclassification transaction will cost approximately $150,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction. See “Reclassification and Deregistration — Fees and Expenses” beginning on page 34 for a breakdown of the expenses associated with the reclassification transaction. We intend to pay the expenses of the reclassification transaction with working capital.
Material Federal Income Tax Consequences of the Reclassification Transaction
The following is a summary of the U.S. federal income tax consequences of the Unit reclassification to the Company and to members of the Company who are U.S. holders (as defined below). The discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to particular members. The discussion is based on current law, which is subject to change, possibly with retroactive effect. The discussion applies only to U.S. holders who hold Units as capital assets. This discussion does not apply to certain types of holders (such as U.S. holders who acquired Units under an employee benefit plan, insurance companies, tax-exempt organizations and retirement plans (including, without limitation, 401(k) plans), banks and other financial institutions, traders, broker-dealers, dealers in securities or foreign currencies, S corporations, partnerships or mutual funds, persons who hold or have held Units as part of a straddle or a hedge, integrated constructive sale or conversion transaction for tax purposes, persons subject to alternative minimum tax or persons with a functional currency other than the U.S. dollar) who may be subject to special rules. In addition, this discussion does not address the tax consequences to a member who, for U.S. federal income tax purposes, is not a U.S. holder. Any member who is not a U.S. holder may be subject to different tax consequences than those described below and is urged to consult its tax advisors regarding its tax treatment under U.S. and non-U.S. tax laws. This discussion does not address any state, local or foreign tax consequences of the reclassification of the Units.

For purposes of this discussion, a “U.S. holder” is any individual, corporation, estate or trust that is a beneficial holder of a Unit and that is for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the United States or any political subdivision thereof;

•
an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•
a trust (1) if a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S.

•
persons have the authority to control all of the trust’s substantial decisions or (2) which has made an election to be treated as a U.S. person.

If a partnership or other pass-through entity holds Units, the tax treatment of a partner or owner of such partnership or other pass-through entity generally will depend upon the status of the partner or owner and the activities of the partnership or pass-through entity. Accordingly, we urge partnerships and other pass-through entities that hold Units and partners or owners in such partnerships or pass-through entities to consult their tax advisors regarding the tax consequences to them of the Unit reclassification.
Federal Income Tax Consequences to the Company
The reclassification of Units pursuant to the adoption of the Seventh Amended and Restated Operating Agreement will likely be treated as a tax-free “recapitalization” for federal income tax purposes. As a result, we believe that the reclassification will not have any material federal income tax consequences to the Company. The Unit reclassification will not affect the status of the Company as a partnership for federal income tax purposes.
Federal Income Tax Consequences to Members
The Unit reclassification will have the following federal income tax consequences for most members:
•
Members will not recognize any gain or loss as a result of the Unit reclassification regardless of whether their Units are reclassified as Class A Units, Class B Units or Class C Units;

•
Class A Members, Class B Members and Class C Members will have an adjusted tax basis in their Class A Units, Class B Units or Class C Units, as the case may be, immediately after the reclassification of Units equal to their adjusted tax basis in their original Units immediately before the reclassification, and their holding periods for their Class A Units, Class B Units or Class C Units, as the case may be, will include the period of time they held their original Units;

•
A holder of Class A Units, Class B Units or Class C Units will have a capital account balance as a member of the Company immediately after the reclassification in an amount equal to such holder’s capital account balance immediately before the reclassification; and

•
There will be no effect on the allocation of profits or losses by the Company in the tax year in which the Unit reclassification is implemented or thereafter.

The discussion of anticipated material United States federal income tax consequences of the reclassification transaction set forth above is based upon present law, which is subject to change possibly with retroactive effect. You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the reclassification, in light of your specific circumstances.
Appraisal and Dissenters’ Rights
Under Minnesota law, you do not have appraisal rights in connection with the reclassification transaction. Moreover, pursuant to our current Operating Agreement, you have waived any dissenter’s rights that may have otherwise been available. Other rights or actions under Minnesota law or federal or state securities laws may exist for members who can demonstrate that they have been damaged by the reclassification transaction. Although the nature and extent of these rights or actions are uncertain and may vary depending upon facts or circumstances, member challenges to actions of the Company in general are related to the fiduciary responsibilities of limited liability company officers and governors and to the fairness of limited liability company transactions.
Regulatory Requirements
In connection with the reclassification transaction, we will be required to make a number of filings with, and obtain a number of approvals from, various federal and state governmental agencies, including, complying with federal and state securities laws, which includes filing this Proxy Statement on Schedule 14A and a transaction statement on Schedule 13E-3 with the SEC.
Fees and Expenses
We will be responsible for paying the reclassification transaction related fees and expenses, consisting primarily of fees and expenses of our attorneys, and other related charges. We estimate that our expenses will total approximately $150,000, assuming the reclassification transaction is completed. This amount consists of the following estimated fees:
Description	Amount
Legal fees and expenses	$100,000
Printing and mailing	$40,000
Miscellaneous	$10,000
Total	$150,000
THE SEVENTH AMENDED AND RESTATED OPERATING AGREEMENT
Overview of Amendments Regarding Unit Reclassification
The Company is organized as a Minnesota limited liability company under Chapter 322C of the Minnesota Revised Uniform Limited Liability Company Act (the “Act”). As such, the principal document establishing the rights and duties of the members of the Company, the provisions under which the Company is governed and operated, the methods used to allocate our profits and losses and maintain members’ capital accounts, the timing and manner in which cash distributions are made to investors, the limitations on members’ ability to transfer their membership interests, the events causing the Company to dissolve and the actions to be taken in that event, along with a number of other matters, are set forth in a document called an operating agreement. The Company adopted the existing operating agreement, which is entitled the “Sixth Amended and Restated Operating Agreement,” on March 23, 2017. We refer to the Company’s Sixth Amended and Restated Operating as the “Current Operating Agreement” or “Operating Agreement” throughout this proxy statement. As the Company issued Units representing membership interests in the Company to persons admitted as members, each of those members became a party to the Operating Agreement and, as such, is bound by the terms of the Operating Agreement. Among other things, the Current Operating Agreement provides that the interests of all members are designated by a single class of membership interest referred to as a “Unit.” As a result, the rights and privileges of all members under the Current Operating Agreement are the same. The principal provisions of the Operating Agreement that relate to the rights and duties of the members and the characteristics of the Units are described below under “Description of Units — Terms of the Existing Units.”
The Unit reclassification would be implemented through a proposed group of interrelated amendments to the Company’s Operating Agreement that, if adopted, will: (a) result in the existing single class of Units being divided into three separate classes of Units, which will be designated Class A Units, Class B Units and Class C Units, (b) establish the distinct rights and obligations of these three classes of Units and (c) provide how the existing class of Units will be reclassified as the new classes of Units. Under the Seventh Amended and Restated Operating Agreement, members receiving Class A Units will retain largely the same rights and be subject to the same restrictions as they currently have as holders of the existing Units. However, the rights of members receiving Class B Units and Class C Units will change substantially and, among other things, they will have more limited voting rights and more limited rights to propose amendments to the operating agreement, nominate governors, and call meetings of members than they currently have as the holders of the existing Units. However, holders of Class B and Class C Units will be subject to less stringent requirements for the transfer of their Units if the Seventh Amended and Restated Operating Agreement is approved and adopted.
The Unit reclassification will not change the rights of any member with respect to cash distributions, rights upon liquidation of the Company, or the allocation of Company profits and losses. Each class of Units created pursuant to the Unit reclassification will have the same right to receive cash distributions from the Company, if any, to receive Company assets upon liquidation of the Company and to be allocated Company profits and losses, on a pro rata basis based on the number of Units held by a member. As a result, each class of Units created as a result of the Unit reclassification will have economic rights which are the same as the existing single class of Units. The specific rights and obligations of the Class A, Class B and Class C Units are described in more detail below under the headings “Description of Units — Terms of the Class A Units,” “Description of Units — Terms of the Class B Units” and “Description of Units — Terms of the Class C Units.”
Description of Amendments Regarding Unit Reclassification
The Unit reclassification would be implemented through a proposed group of interrelated amendments to the Company’s Operating Agreement that, if adopted, will (a) result in the existing single class of Units being divided into three separate classes of Units, which will be designated Class A Units, Class B Units and Class C Units, (b) establish the distinct rights and obligations of these three classes of Units and (c) provide how the existing class of Units will be reclassified as the new classes of Units. Specifically, the amendments regarding the Unit reclassification consist of the following amendments to the Company’s existing Operating Agreement:
•
the modification of the introductory language reflecting the fact that the members desire to amend and restate the Operating Agreement to, among other things, reclassify the Units into three separate classes;

•
the additions of definitions in Section 1 of “Class A Member,” “Class A Unit,” “Class A Unit Holder(s),” “Class B Member,” “Class B Unit,” “Class B Unit Holder(s),” “Class C Member,” “Class C Unit” “Class C Unit Holder(s)”, “Membership Registry” and “Members”, the elimination of the definition of “Majority-in-Interest,” and the modifications to the definitions of “Governance Rights,” “Member,” “Membership Register,” “Unit,” “Units,” “Unit Holder(s)” and “Unit Holders” to reflect the creation and distribution of three classes of Units among the holders of existing Units under the Seventh Amended and Restated Operating Agreement;

•
the addition of the definition of “Membership Interest” in Section 1 to reflects its use in other amendments to the Operating Agreement and the elimination of the definition of “Qualified Matching Service Program” to reflect the elimination of this term by the amendment of the definition of “Permitted Transfers” in Section 10.2 of the Seventh Amended and Restated Operating Agreement;

•
the amendment of Section 4.1 to reflect the classification of the Units into three separate classes;

•
the amendment of Section 4.1(b) to reflect the voting rights given the Class A Members with respect to the issue of Units;

•
the amendment of Section 4.3 Maximum Ownership to limit its application to Class A Members;

•
the modifications to Section 6.1(d) to provide that only Class A and Class B Members will have the right to take action with respect to a change in the number of governors making up the Board of Governors and that any such action will require the approval of Class A Members and Class B Members holding a majority of both the Class A Units and the Class B Units, voting as a single class;

•
the changes in Section 6.1(f) that provide that only Class A and Class B Members will be entitled to vote for the election of the Company’s governors;

•
the revisions to Section 6.1(g) that provide that governor nominations may only be made by any Class A Member or by Class B Members who collectively hold an aggregate of not less than 10% of the then outstanding Class B Units and make conforming changes to the nomination procedure;

•
the revision of Section 6.1(h) to reflect the revision of Section 6.1(d);

•
the revision of Section 6.5 to provide that only Members holding a majority of the Class A Units and Class B Units voting together as a class may, from time to time, remove a Governor, with or without cause;

•
the amendments to Section 6.7:

•
(a) to provide that the unanimous consent of only Class A Members is required to authorize governors to (i) cause or permit the Company to engage in any activity that is not consistent with the stated purposes of the Company, (ii) knowingly do any act in contravention of the Seventh Amended and Restated Operating Agreement or which would make it impossible to carry on the ordinary business of the Company, or (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose;

•
(b) to provide that only the consent of Class A Members holding a majority of Class A Units is required to authorize governors to cause the Company to (a) issue any Units at a purchase price of less than $1,000, (b) voluntarily take any action that would cause a bankruptcy of the Company, or (c) acquire equity or debt securities of any governor or affiliate of a governor or make a loan to any such person;

•
(c) to provide that the consent of members holding a majority of all classes of Units is required to authorize the governors to (i) cause the Company to merge or consolidate with or into another entity, (ii) cause the Company to sell, exchange or otherwise dispose of at one time all or substantially all of the Company’s assets (except for a liquidating sale of such assets in connection with the dissolution of the Company), or (iii) take any other action that requires the consent of at least a majority of the then outstanding Units of all classes, voting as a single class, under the Act to the extent the requirement cannot be varied in an operating agreement;

•
the modification of Section 6.17 to provide that only disinterested Class A Member have the right to provide Special Approval of conflicts of interest;

•
the addition of new Section 8.1 to create Class A Units, Class B Units and Class C Units and specify the manner in which the existing Units are to be reclassified as the three new classes of Units;

•
the addition of new Section 8.2 which summarizes the rights, privileges and limitations of the Class A Units, Class B Units and Class C Units. In addition, Section 8.2(d) provides that the Company will have no authority to issue or allow the transfer of any Units if it will result in the number of Class A Unit Holders being greater than 299, or the number of Class B or Class C Unit Holders being greater than 499 in each case;

•
the revisions to old Section 8.1 by new Section 8.2 that provide that (i) amendments to the Operating Agreement may be proposed only by any Class A Member or by Class B Members owning an aggregate of not less than 10% of the then outstanding Class B Units, (ii) that amendments to the Operating Agreement must be approved by a majority of the Class A Units represented at a member meeting, except as provided otherwise in the Seventh Amended and Restated Operating Agreement, and (iii) that Class B and Class C Members are not entitled to vote on amendments to the Operating Agreement other than those that alter the rights, privileges and obligations associated with their class of Units or which adversely affect their limited liability or economic interest in the Company;

•
the addition of new Section 8.3 to provide, among other things, that no Member has preemptive rights to acquire additional or newly created Units and that no person shall become a Class A Member without the prior approval of the Board of Governors, but the admission of a Class B or Class C Member acquiring Units in a Permitted Transfer shall not require such approval and various conforming changes;

•
the modification of old Section 8.3, new Section 8.5, to provide that only Class A Members holding an aggregate of not less than 20% of all issued and outstanding Units, Class B Members holding an aggregate of not less than 25% of all issued and outstanding Units or Class C Members holding an aggregate of not less than 30% of all issued and outstanding Units may call a meeting of the members;
•
the modification of old Section 8.5, new Section 8.7, to provide that notice of each meeting of members shall be provided to every member, whether or not such member is entitled to vote at such meeting;

•
the modification of old Section 8.6, new section 8.8, to provide that the quorum for any meeting is established by the presence, in person or by proxy, of at least 40% of the Units held by members actually entitled to vote on the matters being considered rather than at least 40% of the outstanding Units;

•
the addition of Section 8.9 to provide that if a quorum is present, the affirmative vote of members holding a majority of the Units represented at a meeting (in person or by proxy) and entitled to vote on a matter shall constitute the act of the members, unless the vote of a greater or lesser proportion or number is otherwise required by the Seventh Amended and Restated Operating Agreement;

•
all of the revisions to Section 10 relating to members’ transfer of their Units. In general, Section 10, as amended in the Seventh Amended and Restated Operating Agreement, provides as follows:

(i)
Any transfer of a Unit of any class (including pledges of Units) must be made in compliance with the provisions of Section 10 applicable to that class of Unit and any purported transfer of Units that does not comply with Section 10 will be null and void and of no force or effect whatsoever.;

(ii)
Except for “Permitted Transfers,” all transfers of Units require the prior approval of the Board of Governors, which the Governors may grant or withhold in their sole discretion for any reason;

(iii)
“Permitted Transfers” of all Units include transfers:

a.
to a member’s administrator, executor or guardian;

b.
involuntarily by operation of law or judicial decree;

c.
to a member holding the same class of Units, so long as if the Units being transferred are Class B Units or Class C Units following the transfer, the transferee does not own or control more than 5% of the then outstanding Class B Units or Class C Units;

d.
To any person if the Units to be transferred are Class B Units or Class C Units, so long as (i) the transferor is transferring all the transferor’s Class B Units or Class C Units, as applicable, to the transferee and (ii) following the transfer, the transferee does not own or control more than 5% of the then outstanding Class B Units or Class C Units.

(iv)
All transfers of Units are subject to the restrictions of Sections 4.3 and 8.2(d) of the Seventh Amended and Restated Operating Agreement on the Maximum Ownership Percentage a Unit Holder is permitted and the number of Unit Holders allowed with respect to each class of Units;

(v)
All transfers of Units are subject to the Conditions Precedent to Transfers set forth in Section 10.3;

•
the modification to Section 11.4 to provide that the Board may appoint any person as the Company’s partnership (i.e., tax) representative;

•
the modification to Section 13.1 to provide that the Company shall dissolve and commence winding up upon the affirmative vote of members holding a 75% supermajority of the Class A Units, Class B Units and Class C Units represented at any annual or special meeting, voting together as a single class, among other events;

•
the modifications of Section 14.5 providing that:

•
amendments to the Seventh Amended and Restated Operating Agreement may be proposed by (i) the Board of Governors, (ii) any Class A Member or (iii) Class B Members owning an aggregate of not less than ten percent (10%) of the then outstanding Class B Units. Class C Members may not propose amendments to this Agreement.

•
except as provided below, a duly proposed amendment shall be adopted and be effective as an amendment upon the approval thereof by Class A Members holding a majority of the Class A Units;

•
notwithstanding any provision of Section 14.5 to the contrary, the Seventh Amended and Restated Operating Agreement shall not be amended in any manner that would:

(i)
alter the rights, privileges or obligations of the Members holding any class of Units without the consent of the Class A Members described above and the consent of Members holding a majority of such class of Units; or

(ii)
modify the limited liability of a Member or alter the Financial Rights of a member without the member’s consent;

•
various minor conforming changes and stylistic changes to other Sections of the Operating Agreement not described above or below.

DESCRIPTION OF UNITS
Terms of the Existing Units
Units represent an ownership interest in the Company. The holders of our Units are each a party to the Company’s Operating Agreement, which establishes the rights and privileges associated with the Units. Under the Current Operating Agreement, there is only one class of Units, and all members have identical rights and privileges.
Our Current Operating Agreement provides that members have the following rights:
•
a right to receive pro rata distributions of cash if and when declared by the Board of Governors;

•
a right to a pro rata allocation of Company profits and losses;

•
a right to participate in the distribution of Company assets upon liquidation;

•
a right to vote with respect to the election of governors which right does not include the right to cumulate votes;

•
a right to nominate persons to serve as governors;

•
a right to vote with respect to authorizing the Board to take certain actions, including (a) a merger or consolidation of the Company with or into any other person, (b) a sale, lease, exchange, or other disposition of all or substantially all of the Company’s assets, (c) the issuance of any Units at a purchase price of less than $1,000 per Unit, (d) a change in the business purpose of the Company (f) an acquisition by the Company of any equity or debt securities of a governor or an affiliate of a governor, or a loan by the Company to a governor or an affiliate of a governor unless approved by all the disinterested governors;

•
a right to propose amendments to the Operating Agreement and a right to vote with respect to the adoption of such proposed amendments;

•
a right to call a special meeting of the members as long as members owning not less than 30% of the outstanding Units make such request together;

•
the right to the information provided by the Act;

•
eligibility to be appointed as the Company’s tax matters member.

On the other hand, our Current Operating Agreement imposes certain restrictions on the rights of the members of the Company, which restrictions include the following:
•
restrictions limiting the ability of members to sell, assign, transfer, pledge or otherwise convey their Units, except for the following Permitted Transfers:

•
a transfer by a member and any related persons (as defined in the Internal Revenue Code) in one or more transactions during any thirty (30) calendar day period of interests representing in the aggregate more than two percent (2%) of the total interests in the Company;

•
a transfer or series of related transfers by one or more members (acting together) which involves the transfer of fifty percent (50%) or more of the outstanding Units;

•
transfers of Units effected through a qualified Matching Services Program; or

•
a transfer by gift or bequest only to a spouse or child of such transferring member, or to a trust established for the benefit of such spouse or child, or to an existing member upon ten (10) days prior written notice to the Company of such gift.

•
a transfer to the transferor’s executor, personal representative, administrator or trustee to whom the Units are transferred involuntarily by operation of law or

These restrictions include a requirement that any transfer of Units including a Permitted Transfer be approved in advance by the Board of Governors in its sole discretion. Certificates issued to evidence Units include a restrictive legend that notes these limitations on the ability of a member to transfer the Units.

Terms of the Class A Units
If the Company’s members vote to approve and adopt the Seventh Amended and Restated Operating Agreement, the existing Units held by members owning 21 or more Units on the effective date of the Seventh Amended and Restated Operating Agreement will be reclassified as “Class A Units.” Members holding Class A Units will be referred to as “Class A Members.” The rights and privileges of the Class A Members will be largely the same as those associated with the existing Units and will be set forth in the Seventh Amended and Restated Operating Agreement, the form of which is attached as Exhibit 99.4 to this proxy statement. The following is a summary of the material rights and privileges of the Class A Members. However, this is a summary only and does not purport to be a complete description of the terms of the Seventh Amended and Restated Operating Agreement. We urge you to review the entire Seventh Amended and Restated Operating Agreement prior to returning your proxy.
Cash Distributions.   Class A Members will be entitled to receive distributions of Company cash and other property as and when declared by the Board of Governors. A Class A Member will share in such distribution on a pro rata basis with all other members of the Company based on the number of Units such Class A Member holds.
Profits and Losses.   Class A Members will be entitled to share in the profits and losses of the Company on a pro rata basis, subject to certain technical adjustments described in the Seventh Amended and Restated Operating Agreement designed to ensure the Company complies with U.S. Treasury regulations applicable to entities treated as partnerships for federal income tax purposes.
Rights upon Liquidation.   Upon liquidation of the Company, a Class A Member will be entitled to participate in the distribution of Company assets remaining after the satisfaction of all Company debts and the establishment of any reserves for contingencies to the extent of the positive balance, if any, of the Class A Member’s capital account.
Voting Rights.    Class A Members will be entitled to vote on all matters for which member approval is required under the Seventh Amended and Restated Operating Agreement. This includes a right to vote: (1) for the election of governors; (2) on the issue of Units at a purchase price of less than $1,000 per Unit, (3) on the Company’s voluntarily taking any action that would cause a bankruptcy of the Company, (4) on acquiring equity or debt securities of any governor or affiliate of a governor or making a loan to any such person; (5) on any future amendments to the Seventh Amended and Restated Operating Agreement; (6) on the merger, dissolution or sale of all or substantially all the assets of the Company; or (7) on any other matters that require a vote of at least a majority of the outstanding Units under the Act to the extent that requirement cannot be varied in the operating agreement. Any amendment to the Seventh Amended and Restated Operating Agreement must be approved by Class A members holding a majority of the Class A Units. Class A Members are entitled to one vote per Class A Unit held on each matter submitted to a vote of the Class A Members. There is no right to cumulate votes with respect to any matter, including the election of governors.
Proposal of Amendments.   Any Class A Member will be entitled to propose amendments to the Company’s Seventh Amended and Restated Operating Agreement.
Nomination of Governors.   Any Class A Member will be entitled to nominate persons to serve on the Board of Governors. In order to nominate a person to be a governor, a Class A Member must provide written notice of such nomination to the Company’s Secretary not less than 60 days nor more than 90 days prior to the Company’s next annual meeting of members and include in such notice certain specified information regarding the nominating Class A Member and the person being nominated to serve on the Board of Governors, including information relating to all arrangements or understandings between the nominating Class A Member and the person being nominated and any other person or persons pursuant to which the nomination was made.
Call Members’ Meetings.   Class A Members holding in the aggregate at least 20% of the total outstanding Units will be entitled to require the Board of Governors to call a special meeting of the members by making a written demand to the Board of Governors.

Transferability.   Class A Members will be subject to restrictions on their ability to sell, assign, pledge or otherwise convey Class A Units. Except for Permitted Transfers, Class A Units may not be transferred without the prior approval of the Board of Governors, which may be withheld in the Board’s sole discretion. A Member must submit a written application for the transfer of any Class A Units, other than Permitted Transfers, to the Board of Governors in such form as the Board determines to be appropriate from time to time. Unless otherwise provided in its action to approve a transfer, the Board’s approval of a transfer will also operate as the Board’s approval of the admission of the transferee as a Class A Member of the Company. The Board may withhold approval for any reason.
Permitted Transfers of Class A Units will consist of transfers to a member’s administrator, executor or guardian, transfers involuntarily by operation of law or judicial decree, and transfers to any other member holding Class A Units. In order to transfer Class A Units in a Permitted Transfer, a Class A Member must provide a written notice of the transfer to the Company at least five business days prior to the transfer. The admission as a Class A Member of a person acquiring Class A Units in a Permitted Transfer requires the approval of the Board.
Any transfer of Class A Units must satisfy the conditions precedent to transfer described in Section 10.3 prior to the transfer and must not result in the number of record holders of Class A Units exceeding 299 or result in the transferee owning more than 20% of the Units of the Company.
Inspection Rights.   Any Class A Member will have the right to all the information provided by the Act.
Maximum Ownership Limitations.   A Class A Member may not own or control more than 20% of the issued and outstanding Units at any time, unless such Class A Member’s ownership percentage exceeds 20% due solely to an involuntary transfer of units by operation of law or inadvertent company action, e.g., the redemption of Units. If a Class A Member and its related parties and affiliates own more than 20% of the issued and outstanding Units, they will not be able to vote more than 20%, in the aggregate, of the outstanding Class A Units, Class B Units, or Class C Units.
Tax Representative.   Any person is eligible to serve as the Company’s tax representative which is the “partnership representative” described in Section 6223(a) of the Internal Revenue Code. A partnership representative is designated by a partnership to represent it before the Internal Revenue Service in income tax matters. The Company is treated as a partnership for federal income tax purposes and the Board of Governors designates the partnership representative.
Terms of the Class B Units
If the Company’s members vote to approve and adopt the Seventh Amended and Restated Operating Agreement, a new class of Units will be created and designated as “Class B Units.” The existing Units will be reclassified as Class B Units with respect to each member who is the record holder of at least 10 but no more than 20 Units on the effective date of the Seventh Amended and Restated Operating Agreement. Such members will be referred to as “Class B Members.” The rights and privileges of the Class B Members will be set forth in the Seventh Amended and Restated Operating Agreement. These rights and privileges will be materially different from the rights and privileges of the existing Units. The following is a summary of the material rights and privileges of the Class B Members. However, this is a summary only and does not purport to be a complete description of the terms of the Seventh Amended and Restated Operating Agreement. We urge you to review the entire Seventh Amended and Restated Operating Agreement prior to returning your proxy.
Cash Distributions.   Class B Members will be entitled to receive distributions of Company cash and other property as and when declared by the Board of Governors. A Class B Member will share in such distribution on a pro rata basis with all other members of the Company based on the number of Units such Class B Member holds.
Profits and Losses.   Class B Members will be entitled to share in the profits and losses of the Company on a pro rata basis, subject to certain technical adjustments described in the Seventh Amended and Restated Operating Agreement designed to ensure the Company complies with U.S. Treasury regulations applicable to entities treated as partnerships for federal income tax purposes.

Rights upon Liquidation.   Upon liquidation of the Company, a Class B Member will be entitled to participate in the distribution of Company assets remaining after the satisfaction of all Company debts and the establishment of any reserves for contingencies to the extent of the positive balance, if any, of the Class B Member’s capital account.
Voting Rights.   Class B Members will be entitled to vote only with respect to (i) the election of governors, (ii) amendments to the Seventh Amended and Restated Operating Agreement that modify the rights of the Class B Members and (iii) the merger or consolidation of the Company with or into another entity, dissolution, or sale, exchange, or other disposition of all or substantially all the assets of the Company or (iv) any other matters that require a vote of at least a majority of the outstanding Units under the Act to the extent the requirement cannot be modified in an operating agreement. Any amendment to the Seventh Amended and Restated Operating Agreement that would modify the rights of Class B Members must be approved by members holding a majority of the Class A Units and by members holding a majority of the Class B Units. Class B Members will not be authorized to vote on any other amendments to the Seventh Amended and Restated Operating Agreement that may be proposed in the future or any other matter brought to a vote of the members. Class B Members are entitled to one vote per Class B Unit held on each matter submitted to a vote of the Class B Members. There is no right to cumulate votes with respect to any matter, including the election of governors.
Proposal of Amendments.   Class B Members holding in the aggregate at least 10% of the outstanding Class B Units will be entitled to propose amendments to the Company’s Seventh Amended and Restated Operating Agreement.
Nomination of Governors.   Class B Members holding in the aggregate at least 10% of the outstanding Class B Units will be entitled to nominate persons to serve on the Board of Governors. In order to nominate a person to be a governor, the Class B Members must provide written notice of such nomination to the Company’s Secretary not less than 60 days nor more than 90 days prior to the Company’s next annual meeting of members and include in such notice certain specified information regarding the nominating Class B Members and the person being nominated to serve on the Board of Governors, including information relating to all arrangements or understandings between the nominating Class B Members and the person being nominated and any other person or persons pursuant to which the nomination was made.
Call Members’ Meetings.   Class B Members holding in the aggregate at least 25% of the total outstanding Units will be entitled to require the Board of Governors to call a special meeting of the members by making a written demand to the Board of Governors.
Transferability.   Except for Permitted Transfers, Class B Units may not be transferred without the prior approval of the Board of Governors, which may be withheld in the Board’s sole discretion. A Member must submit a written application for the transfer of any Class B Units, other than Permitted Transfers, to the Board of Governors in such form as the Board determines to be appropriate from time to time. Unless otherwise provided in its action to approve a transfer, the Board’s approval of a transfer will also operate as the Board’s approval of the admission of the transferee as a Class B Member of the Company. The Board may withhold approval for any reason.
Permitted Transfers of Class B Units will consist of transfers:
a.
to a Class B Member’s administrator, executor or guardian;

b.
involuntarily by operation of law or judicial decree;

c.
to another Class B Member so long as following the transfer, the transferee does not own or control more than 5% of the then outstanding Class B Units;

d.
to any person so long as (i) the transferor is transferring all the transferor’s Class B Units to the transferee and (ii) following the transfer, the transferee does not own or control more than 5% of the then outstanding Class B Units.

In order to transfer Class B Units in a Permitted Transfer, a Class B Member must provide a written notice of the transfer to the Company at least five business days prior to the transfer. The admission as a Class B Member of a person acquiring Class B Units in a Permitted Transfer does not require the approval of the Board.

Any transfer of Class B Units must satisfy the conditions precedent to transfer described in Section 10.3 prior to the transfer and must not result in the number of record holders of Class B Units exceeding 499 or in any Class A Member owning more than 20% of the Units of the Company.
Inspection Rights.   Any Class B Member will have the right to all the information provided by the Act.
Maximum Ownership.   Class B Members will not be subject to any limitation on their maximum ownership of Units.
Tax Representative.   Any person is eligible to serve as the Company’s tax representative which is the “partnership representative” described in Section 6223(a) of the Internal Revenue Code. A partnership representative is designated by a partnership to represent it before the Internal Revenue Service in income tax matters. The Company is treated as a partnership for federal income tax purposes and the Board of Governors designates the partnership representative.
Terms of the Class C Units
If the Company’s members vote to approve and adopt the Seventh Amended and Restated Operating Agreement, a new class of Units will be created and designated as “Class C Units.” The existing Units will be reclassified as Class C Units with respect to each member who is the record holder of 9 or fewer Units on the effective date of the Seventh Amended and Restated Operating Agreement. Such members will be referred to as “Class C Members.” The rights and privileges of the Class C Members will be set forth in the Seventh Amended and Restated Operating Agreement. These rights and privileges will be materially different from the rights and privileges of the existing Units. The following is a summary of the material rights and privileges of the Class C Members. However, this is a summary only and does not purport to be a complete description of the terms of Seventh Amended and Restated Operating Agreement. We urge you to review the entire Seventh Amended and Restated Operating Agreement prior to returning your proxy.
Cash Distributions.   Class C Members will be entitled to receive distributions of Company cash and other property as and when declared by the Board of Governors. A Class C Member will share in such distribution on a pro rata basis with all other members of the Company based on the number of Units such Class C Member holds.
Profits and Losses.   Class C Members will be entitled to share in the profits and losses of the Company on a pro rata basis, subject to certain technical adjustments described in the Seventh Amended and Restated Operating Agreement designed to ensure the Company complies with U.S. Treasury regulations applicable to entities treated as partnerships for federal income tax purposes.
Rights upon Liquidation.   Upon liquidation of the Company, a Class C Member will be entitled to participate in the distribution of Company assets remaining after the satisfaction of all Company debts and the establishment of any reserves for contingencies first to the extent of the positive balance, if any, of the Class C Member’s capital account and then pro rata with all other members of the Company based on the number of Units such Class C Member holds.
Voting Rights.   Class C Members will be entitled to vote only with respect to (i) amendments to the Seventh Amended and Restated Operating Agreement that modify the rights of the Class C Members and (ii) the merger or consolidation of the Company with or into another entity, dissolution, or sale, exchange, or other disposition of all or substantially all the assets of the Company or (iii) or any other matters that require a vote of at least a majority of the outstanding Units under the Act to the extent the requirement cannot be modified in an operating agreement. Any amendment to the Seventh Amended and Restated Operating Agreement that would modify the rights of Class C Members must be approved by members holding a majority of the Class A Units and by members holding a majority of the Class C Units. Class C Members will not be authorized to vote with respect to the election of governors, on any other amendments to the Seventh Amended and Restated Operating Agreement that may be proposed in the future, or any other matter brought to a vote of the members. Class C Members are entitled to one vote per Class C Unit held on each matter submitted to a vote of the Class C Members. There is no right to cumulate votes with respect to any matter. Even though Class C Members do not have the right to vote for governors, they will be entitled to receive notice of, and to attend, any meetings of the members.

Proposal of Amendments.   Class C Members will not be entitled to propose amendments to the Company’s Seventh Amended and Restated Operating Agreement.
Nomination of Governors.   Class C Members will not be entitled to nominate persons to serve on the Board of Governors.
Call Members’ Meetings.   Class C Members holding in the aggregate at least 30% of the total outstanding Units will be entitled to require the Board of Governors to call a special meeting of the members by making a written demand to the Board of Governors.
Transferability.   Except for Permitted Transfers, Class C Units may not be transferred without the prior approval of the Board of Governors, which may be withheld in the Board’s sole discretion. A Member must submit a written application for the transfer of any Class C Units, other than Permitted Transfers, to the Board of Governors in such form as the Board determines to be appropriate from time to time. Unless otherwise provided in its action to approve a transfer, the Board’s approval of a transfer will also operate as the Board’s approval of the admission of the transferee as a Class C Member of the Company. The Board may withhold approval for any reason.
Permitted Transfers of Class C Units will consist of transfers:
e.
to a Class C Member’s administrator, executor or guardian;

f.
involuntarily by operation of law or judicial decree;

g.
to another Class C Member so long as following the transfer, the transferee does not own or control more than 5% of the then outstanding Class C Units;

h.
to any person so long as (i) the transferor is transferring all the transferor’s Class C Units to the transferee and (ii) following the transfer, the transferee does not own or control more than 5% of the then outstanding Class C Units.

In order to transfer Class C Units in a Permitted Transfer, a Class C Member must provide a written notice of the transfer to the Company at least five business days prior to the transfer. The admission as a Class C Member of a person acquiring Class C Units in a Permitted Transfer does not require the approval of the Board.
Any transfer of Class C Units must satisfy the conditions precedent to transfer described in Section 10.3 prior to the transfer and must not result in the number of record holders of Class C Units exceeding 499 or in any Class A Member owning more than 20% of the Units of the Company.
Inspection Rights.   Any Class C Member will have the right to all the information provided by the Act.
Maximum Ownership.   Class C Members will not be subject to any limitation on their maximum ownership of Units.
Tax Representative.   Any person is eligible to serve as the Company’s tax representative which is the “partnership representative” described in Section 6223(a) of the Internal Revenue Code. A partnership representative is designated by a partnership to represent it before the Internal Revenue Service in income tax matters. The Company is treated as a partnership for federal income tax purposes and the Board of Governors designates the partnership representative.
No Provision For Access to Company Files
The Company has not made any provision to grant any unaffiliated members access to Company files or to obtain counsel or appraisal services at the Company’s expense.
No Listing or Trading
The Class A Units, Class B Units and Class C Units will not be eligible for listing on any securities exchange or traded on any automatic quotation system.

Timing of Adoption
If our members approve and adopt the Seventh Amended and Restated Operating Agreement at the Special Meeting, the Board of Governors currently intends to implement the Unit reclassification as of the date of the Special Meeting. If the Seventh Amended and Restated Operating Agreement is not approved and adopted by the members at the Special Meeting, the members will continue to hold their existing Units and their rights as members of the Company will not be affected. In that case, the Company will remain subject to the SEC-reporting and other public company requirements.
Deregistration of Units
If our members approve and adopt the Seventh Amended and Restated Operating Agreement at the Special Meeting and the reclassification results in there being fewer than 300 holders of record of the Class A Units, we intend to deregister the Units under the Securities Exchange Act of 1934 as soon as practicable. As a result, the Company will no longer file periodic reports with the SEC. The Board of Governors may elect to defer the deregistration of Units to such time as it determines to be appropriate.
Surrender of Unit Certificates
If our members approve and adopt the Seventh Amended and Restated Operating Agreement at the Special Meeting, the Company will promptly mail a letter of transmittal to each member of record as of the date of the Special Meeting along with instructions for its use in delivering certificates for existing Units to the Company in exchange for new certificates representing the Class A Units, Class B Units or Class C Units, as the case may be, to be issued in exchange for the certificates for existing Units held by such members. Upon receipt of a member’s Unit certificates, together with a properly completed and executed letter of transmittal and any other documents specified in the instructions that the Company may reasonably require, we will deliver a certificate for an equal number of Class A Units, Class B Units or Class C Units, as the case may be, to the member surrendering such Unit certificate. Our membership register will be amended as of the Effective Date of the Seventh Amended and Restated Operating Agreement to reflect the reclassification of Units and is determinative of Unit ownership regardless of the status of Unit Certificates.
If you do not hold the physical certificate for your Units, but instead hold your Units in “street name” with a broker or a bank, your broker or bank will be able to assist you in arranging to receive your new certificates.
Prior to its surrender and exchange, your existing Unit certificate will be deemed to represent the class of Units issued to you as of the effective date of the Unit reclassification based on the membership register.
YOU SHOULD NOT RETURN UNIT CERTIFICATES WITH THE PROXY.
Lost, Stolen or Destroyed Certificates
If any certificate representing Units is lost, stolen or destroyed, the Company will deliver the certificates for Class A Units, Class B Units or Class C Units, as the case may be, without delivery of a certificate representing existing Units if:
•
the member asserting the claim of a lost, stolen or destroyed certificate makes an affidavit of that fact; and

•
if requested, the member posts a reasonable indemnity or bond as security against any claim that may be made with respect to that certificate against the Company in the future.

Restrictive Legend
The following legend will appear on each certificate issued to evidence a Class A Unit, Class B Unit or Class C Unit:
THE TRANSFERABILITY OF THE MEMBERSHIP UNITS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE OR ENDORSEE

THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT OF THE COMPANY AND AGREED TO BY EACH MEMBER.
THE UNITS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

SECURITY OWNERSHIP OF GOVERNORS, EXECUTIVE OFFICERS AND
CERTAIN BENEFICIAL OWNERS
The following table provides certain information as of September 9, 2022, with respect to the unit ownership of: (i) those persons or groups (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ) who beneficially own more than beneficial owners owning or holding 5% or more of our outstanding units; (ii) each governor of the Company, (iii) each named executive officer of the Company; and (iv) all officers and governors as a group. Except as noted below, the persons listed below possess sole voting and investment power over their respective units. No family relationships exist among our governors and executive officers.
Title of Class	Name and Address of Beneficial Owner(1)	Position with the Company	Amount and Nature of Beneficial Ownership(2)	Percent of Class(3)
Governors and Executive Officers
Membership Units	Leslie Bergquist	Governor	15 units	—%*
Membership Units	Dean Buesing(4)	Governor, Secretary	635 units	2.07%
Membership Units	Jeffrey Oestmann	Chief Executive Officer & General Manager	— units	—%
Membership Units	Paul Enstad(5)	Governor & Chairman	125 units	—%*
Membership Units	David Forkrud(6)	Governor	10 units	—%*
Membership Units	Sherry Jean Larson	Governor	5 units	—%*
Membership Units	Stacie Schuler(7)	Chief Financial Officer	5 units	—%*
Membership Units	Martin Seifert	Alternate Governor	2 units	—%*
Membership Units	Rodney Wilkison(8)	Governor & Vice Chairman	100 units	—%*
Membership Units	Kenton Johnson	Governor	10 units	—%*
Membership Units	Bruce LaVigne(9)	Governor	500 units	1.63%
Membership Units	Robin Spaude(10)	Governor	95 units	—%*
	All Governors and Officers as a Group:		1,502 units	4.91%
Other Members Owning or Holding 5% or More of Our Outstanding Units:
Membership Units	Glacial Lakes Energy, LLC 301 20th Avenue SE Watertown, SD 57201		5,004 units	16.35%
Membership Units	Fagen Holdings, Inc.(11) 501 W. Highway 212 P.O. Box 159 Granite Falls, MN 56241		4,071 units	13.30%

*
Indicates less than 1% ownership.

(1)
The address for all governors and named executive officers is the Company’s principal executive offices located at 15045 Highway 23 SE, Granite Falls, Minnesota.

(2)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any units if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of units and “investment power” is the power to dispose or direct the disposition of units, and includes all units held directly as well as by spouses and minor children, in trust and other indirect ownership, over which units the named individuals effectively exercise sole or shared voting or investment power.

(3)
The percentages in the table are based on 30,606 Units issued and outstanding as of September 9, 2022.

(4)
Includes 287 units owned directly through Dean J. Buesing Revocable Living Trust and 348 units owned indirectly through Barbara J. Buesing Revocable Living Trust with his wife. 550 of these units are pledged as security.

(5)
Includes 20 units owned by the Enstad Brothers Partnership and 5 units owned by the Enstad Family Partnership. Mr. Enstad is a partner of both entities.

(6)
Includes 10 units owned David A. Forkrud and Deanne R. Forkrud Joint Revocable Living Trust dated 4/13/2022.

(7)
Includes 5 units owned jointly with Ms. Schuler’s spouse.

(8)
Includes 100 units owned jointly with Mr. Wilkison’s spouse.

(9)
Includes 500 units owned directly by Mr. LaVigne’s spouse.

(10)
Includes 55 units owned jointly with Mr. Spaude’s spouse and 40 units owned directly by Mr. Spaude’s spouse.

(11)
Includes 3,925 units held by Fagen Holdings, Inc., and 146 units held by its affiliate Project Hawkeye, LLC.

MEMBER PROPOSALS FOR THE 2023 ANNUAL MEETING OF MEMBERS
We currently anticipate holding the 2023 annual meeting of members in February or March of 2023. The Company is not required to consider any proposal or governor nomination petition that does not meet the requirements of the SEC and our Current Operating Agreement and therefore, any member who wishes to submit a proposal or governor nomination petition is encouraged to seek independent counsel about the requirements of the SEC and our Current Operating Agreement.
Member Proposals to be Considered for Inclusion in the Company’s 2023 Proxy Statement Under SEC Rules
Under applicable SEC rules, including Rule 14a-8 of the Exchange Act, any member proposal to be considered by us for inclusion in the proxy material for the 2023 annual meeting must be received by the Secretary of the Company at our principal office, 15045 Highway 23 S.E., Granite Falls, MN 56241-0216, no later than one-hundred and twenty (120) days prior to when we mailed the proxy materials for the preceding year’s annual meeting. Accordingly, we determined that members must submit proposals related to the 2023 annual meeting of members to the Company by January 23, 2023. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the annual meeting unless certain securities laws requirements are met. Proposals submitted later than January 23, 2023, will be considered untimely and will not be included in our proxy statement for the 2023 annual meeting. We suggest that any proposal be submitted by certified mail — return receipt requested.
Requirements for Member Proposals to be Brought Before the 2023 Annual Meeting of Members
Pursuant to Rule 14a-4(c) under the Exchange Act, if the Company does not receive advance notice of a member proposal to be brought before its next annual meeting of members in accordance with the requirements of its Operating Agreement or other governing documents, the proxies solicited by the Company may confer discretionary voting authority to vote proxies on the member proposal without any discussion of the matter in the proxy statement.
Our Current Operating Agreement requires written notice of any members’ meeting stating the date, time and place of the meeting and, as to a special meeting, a description of the purpose or purposes for which the meeting is called. The notice must be mailed or provided in person not fewer than fifteen (15) nor more than sixty (60) calendar days before the date of the meeting, by or at the direction of the Board of Governors to each Member of record at time of notice. If mailed, such notice is effective when mailed addressed to the Member’s address shown in the Company’s current record of Members, with postage prepaid.
A copy of our Current Operating Agreement will be furnished to members without charge upon written request delivered to the Secretary of the Company at the Company’s principal executive office.

2023 Annual Meeting Governor Nominations
Pursuant to our nominating committee charter, members of the Company may submit recommendations for governor candidates to the chairman of the nominating committee. All such nominations must be submitted in writing to Nominating Committee at Granite Falls Energy, LLC, 15045 Hwy 23 SE, P.O. Box 216, Granite Falls, MN 56241. Such submissions should include the nominating member’s name and contact information, a brief description of the candidate’s business experience, civic involvement, education and such other information as the member submitting the recommendation believes is relevant to the evaluation of the candidate.
For candidates to be considered for election at the 2023 annual meeting, the recommendation must be received by the Company by January 23, 2023. Candidates properly submitted by members of the Company or members of the nominating committee will be considered in the same manner as those submitted by third-party search firms to the nominating committee.
Effect on Member Proposals and Governor Nominations if Reclassification is Implemented
If the Reclassification and Proposed Operating Agreement are implemented, we do not expect to be subject to the proxy rules at the time of the 2023 Annual Meeting, and, therefore, Member proposals would be governed by our Proposed Operating Agreement rather than as set forth above.
Under our Proposed Operating Agreement, there would not be any changes to the notice required to hold a meeting of the members. However, the Proposed Operating Agreement changes the right to call a special meeting from any Members holding ten percent (10%) of the issued and outstanding Units to the following: A special meeting may be called by Class A Members holding an aggregate of not less than twenty percent (20%) of all issued and outstanding Units, Class B Members holding an aggregate of not less than twenty-five percent (25%) of all issued and outstanding Units or Class C Members holding an aggregate of not less than thirty percent (30%) of all issued and outstanding Units.
Additionally, if the Reclassification and Proposed Operating Agreement are implemented, the governor nomination procedures would remain the same, however only Class A Members and Class B Members holding at least 10% of the outstanding Class B Units may nominate governors under our Proposed Operating Agreement.
OTHER MATTERS
Reports, Opinions, Appraisals and Negotiations
We have not received any report, opinion or appraisal from an outside party that is materially related to the Reclassification.
Other Matters of the Special Meeting
As of the date of this Proxy Statement, the only business that our management expects to be presented at the Special Meeting is that set forth in this Proxy Statement. If any other matters are properly brought before the Special Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.
Forward Looking Statements
Statements contained herein that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. We caution you not to place undue reliance on any forward-looking statements made by, or on behalf of us in this Proxy Statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause our results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC. See the section titled “Where You Can Find More Information” below.

Where You Can Find More Information
We are subject to the information requirements of the Exchange Act, and in accordance therewith we file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 100 F Street, N.E., Washington, D.C., 20549. Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C., 20549. You may obtain information on the operations of the SEC’s public reference room in Washington, DC by calling the SEC at 1-800-SEC-0330. In addition, such reports, proxy statements and other information is available from the Electronic Data Gathering and Retrieval System (“EDGAR”) obtained through the SEC’s Internet Website (https://www.sec.gov/edgar/search/).
PROPOSAL 1 — AMEND AND RESTATE OUR SIXTH AMENDED AND RESTATED OPERATING AGREEMENT
Overview
The Unit reclassification would be implemented through a proposed group of interrelated amendments to the Company’s Current Operating Agreement that, if adopted, will: (a) result in the existing single class of Units being divided into three separate classes of Units, which will be designated Class A Units, Class B Units and Class C Units, (b) establish the distinct rights and obligations of these three classes of Units and (c) provide how the existing class of Units will be reclassified as the new classes of Units. The proposal to amend and restate our Sixth Amended and Restated Operating Agreement is conditioned on the approval of Proposal 2 at the Special Meeting.
Under the Seventh Amended and Restated Operating Agreement, members receiving Class A Units will retain largely the same rights and be subject to the same restrictions as they currently have as holders of the existing Units. However, the rights of members receiving Class B Units and Class C Units will change substantially and, among other things, they will have more limited voting rights and more limited rights to propose amendments to the operating agreement, nominate governors, and call meetings of members than they currently have as the holders of the existing Units. However, holders of Class B and Class C Units will be subject to less stringent requirements for the transfer of their Units if the Seventh Amended and Restated Operating Agreement is approved and adopted.
The Unit reclassification will not change the rights of any member with respect to cash distributions, rights upon liquidation of the Company, or the allocation of Company profits and losses. Each class of Units created pursuant to the Unit reclassification will have the same right to receive cash distributions from the Company, if any, to receive Company assets upon liquidation of the Company and to be allocated Company profits and losses, on a pro rata basis based on the number of Units held by a member. As a result, each class of Units created as a result of the Unit reclassification will have economic rights which are the same as the existing single class of Units.
Vote Required for Approval
The proposal to amend and restate our Sixth Amended and Restated Operating Agreement is conditioned on the approval of Proposal 2 at the Special Meeting.
In accordance with Section 14.5 of our Current Operating Agreement, approval of the Proposed Operating Agreement requires the affirmative vote of a majority of the Units represented at the Special Meeting, if a quorum is present. Abstentions or proxies or ballots marked to “withhold authority” will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting. Abstentions or proxies or ballots marked to “withhold authority” will be counted as votes cast against the proposals to be voted upon at the Special Meeting because an abstention represents a Unit represented at the Special Meeting and entitled to vote and thus is included in the denominator in determining the percentage approved.
If a quorum is not present at the time and place scheduled for the Special Meeting, the members present at that time may reschedule the Special Meeting to a later date in order to give the Board additional time to solicit proxies for use at the Special Meeting. The proposal to adjourn or postpone the Special Meeting must be approved by the holders of at least a majority of the outstanding Units represented at the Special Meeting (even if a quorum is not present) in order for the meeting to be validly postponed or adjourned to solicit additional proxies or for other purposes.
Our Board will have the discretion to determine if and when to implement the Proposed Operating Agreement, including the Reclassification, and reserves the right to abandon the Proposed Operating Agreement and the Reclassification, even if approved by the members. For example, if the number of record holders of Units changes such that the Reclassification would no longer accomplish our intended goal of discontinuing our reporting obligations owed to the SEC, our Board may determine not to amend and restate our Sixth Amended and Restated Operating Agreement. Alternatively, our Board may determine to wait to implement the Proposed Operating Agreement, including the Reclassification, depending on the timing of approval by the members and the timing of its SEC filing obligations such that the Company is able to continue its SEC compliance obligations without interruption or delay.
Recommendation of the Granite Falls Energy, LLC Board
THE GRANITE FALLS ENERGY, LLC BOARD RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE APPROVAL TO AMEND AND RESTATE OUR SIXTH AMENDED AND RESTATED OPERATING AGREEMENT
PROPOSAL 2 — RECLASSIFICATION OF THE COMPANY’S UNITS
Overview
The proposal to reclassify your Units into three classes is conditioned on the approval of the proposal to amend and restate our Sixth Amended and Restated Operating Agreement (Proposal No. 1). If the Seventh Amended and Restated Operating Agreement is approved and adopted, Units held by members holding 21 or more Units will be reclassified as Class A Units, Units held by members holding at least 10 but no more than 20 Units will be reclassified as Class B Units, and Units held by members holding 9 or fewer Units will be reclassified as Class C Units. We intend, immediately following the reclassification, to terminate the registration of our Units with the SEC and suspend further reporting under the Securities Exchange Act of 1934, as amended. Units will retain their classification permanently after the reclassification transaction is implemented. This means, for example, that if someone acquired five Class A Units at a later date without owning any other Units, those Units would remain Class A Units in the hands of the acquirer even though the acquirer owns less than 21 total Units.
Vote Required for Approval
The proposal to reclassify your Units is conditioned on the approval of Proposal 1 to amend and restate our Sixth Amended and Restated Operating Agreement at the Special Meeting.
In accordance with Sections 8.1 and 14.5 of our Current Operating Agreement, approval of the Reclassification requires the affirmative vote of a majority of the Units represented at the Special Meeting, if a quorum is present. Abstentions or proxies or ballots marked to “withhold authority” will be counted for purposes of determining the presence or absence of a quorum for the transaction of business and will count as votes cast against the proposals to be voted upon at the Special Meeting.
Our Board will have the discretion to determine if and when to implement the Proposed Operating Agreement, including the Reclassification, and reserves the right to abandon the Proposed Operating Agreement and the Reclassification, even if approved by the members. For example, if the number of record holders of units changes such that the Reclassification would no longer accomplish our intended goal of discontinuing our reporting obligations owed to the Securities and Exchange Commission (the “SEC”), our Board may determine not to effect the Reclassification. Alternatively, our Board may determine to wait to implement the Proposed Operating Agreement, including the Reclassification, depending on the timing of approval by the members and the timing of its SEC filing obligations such that the Company is able to continue its SEC compliance obligations without interruption or delay.

Recommendation of the Granite Falls Energy, LLC Board
THE GRANITE FALLS ENERGY, LLC BOARD RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE RECLASSIFICATION OF THE COMPANY’S UNITS.
PROPOSAL 3 — ADJOURNMENT OR POSTPONEMENT PROPOSAL
Overview
The Adjournment or Postponement Proposal, if adopted, will allow the Granite Falls Energy, LLC Board to adjourn the meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies. The Adjournment Proposal will only be presented to our Members in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals. If our members approve the Adjournment Proposal, we may adjourn the meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our Members who have voted previously.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by the Members, the Granite Falls Energy, LLC Board may not be able to adjourn the meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.
Vote Required for Approval
The Adjournment Proposal is not conditioned on the approval of any other Proposal at the Special Meeting.
The approval of the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of Units represented at the Special Meeting even where a quorum is not present.
Recommendation of the Granite Falls Energy, LLC Board
THE GRANITE FALLS ENERGY, LLC BOARD RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT PROPOSAL.
ANNUAL REPORT AND FINANCIAL STATEMENTS
The Company’s annual report to the Securities and Exchange Commission on Form 10-K and Form 10-K/A, including the financial statements and the notes thereto, for the fiscal year ended October 31, 2021, and the Company’s quarterly report to the Securities and Exchange Commission on Form 10-Q for the fiscal quarter ended April 30, 2022, are included as exhibits to this proxy statement.
The Company will provide each member solicited a copy of the proxy statement with Exhibits at no charge upon written request to the Company. The proxy materials are also available at the Company’s website, granitefallsenergy.com under “Investor Information.” A written request for such proxy materials should be directed to Stacie Schuler, Chief Financial Officer of Granite Falls Energy, LLC at 15045 Highway 23 S.E., Granite Falls, MN 56241-0216. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of membership units in the Company on September 9, 2022. Exhibits to the 10-K annual report, which are in addition to the Exhibits to this proxy statement, are available upon written request and payment of specified fees. The 2021 annual report on Form 10-K complete with exhibits is also available at no cost through the EDGAR database available from the SEC’s internet site (www.sec.gov). Information about us is also available at our website at www.granitefallsenergy.com, under “SEC Compliance,” which includes links to reports we have filed with the Securities and Exchange Commission.

EXHIBITS INCORPORATED BY REFERENCE
The following exhibits are incorporated by reference as part of this Proxy Statement.
Exhibit No.	Description
99.1	Registrant’s 10-K for the fiscal year ended October 31, 2021, and 10-K/A filed with the Commission on January 31, 2022, and February 28, 2022, respectively.
99.2	Registrant’s 10-Q for the fiscal quarter ended April 30, 2022, filed with the Commission on June 14, 2022
99.3	Sixth Amended and Restated Operating Agreement of Granite Falls Energy, LLC dated March 23, 2017
99.4	Seventh Amended and Restated Operating Agreement of Granite Falls Energy, LLC

APPENDIX A
FORM OF PROXY
2022 SPECIAL MEETING OF MEMBERS
September 20, 2022
The undersigned hereby appoints Paul Enstad and Rod Wilkison, and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the units of GRANITE FALLS ENERGY, LLC (the “Company”) held of record by the undersigned on September 9, 2022, at the Special Meeting of Members of the Company to be held on Thursday, November 3, 2022 (the “2022 Special Meeting”), commencing at 9:00 a.m. central, at Prairie’s Edge Casino Resort, 5616 Prairie’s Edge Lane, Granite Falls, Minnesota, and any postponements or adjournments thereof.
This proxy card when properly executed will be voted as directed by the undersigned member. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2 and 3. The proxies, in their discretion, are further authorized to vote on other matters which may properly come before the 2022 Special Meeting and any adjournments or postponements thereof.
You can deliver this proxy card in person at the 2022 Special Meeting prior to the announcement of the voting results. You can also deliver this proxy card to Christianson PLLP at 302 SW 5th Street, Willmar, MN 56201, in person or by mail provided the proxy card must be RECEIVED by Christianson PLLP before 5:00 p.m. on Wednesday, November 2, 2022, in order to be valid and counted.
If you return your proxy card before the 2022 Special Meeting and decide that you want to change your vote, you can do so by notifying Christianson PLLP in person or by issuing written revocation of your proxy to Christianson no later than 5:00 p.m. on Wednesday, November 2, 2022 or by coming to the 2022 Special Meeting and notifying the Company’s Chief Financial Officer, Stacie Schuler, at the commencement of the meeting. In either case, you will be given another proxy card to complete and deliver either at the 2022 Special Meeting or to Christianson PLLP at any time before 5:00 p.m. on Wednesday, November 2, 2022.
PLEASE INDICATE YOUR SELECTIONS BY FIRMLY PLACING AN “X” IN THE APPROPRIATE BOX(ES)
RELATING TO EACH PROPOSAL WITH BLUE OR BLACK INK
PROPOSAL 1 — AMEND AND RESTATE OUR SIXTH AMENDED AND RESTATED OPERATING AGREEMENT: Proposal to approve the proposed Seventh Amended and Restated Operating Agreement (the “Proposed Operating Agreement”) to provide for three separate and distinct classes of units. Proposal 1 is conditioned on the approval of Proposal 2. If Proposal 2 is not approved, the Board will not implement Proposal 1, even if it is approved by the Members. Our Board of Governors recommends a vote “FOR” this proposal.
☐ FOR	☐ AGAINST	☐ ABSTAIN
PROPOSAL 2 — RECLASSIFY THE COMPANY’S UNITS: Proposal to approve the reclassification of our units into Class A, Class B and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934. Proposal 2 is conditioned on the approval of Proposal 1. If Proposal 1 is not approved, the Board will not implement Proposal 2, even if it is approved by the Members. Our Board of Governors recommends a vote “FOR” this proposal.
☐ FOR	☐ AGAINST	☐ ABSTAIN
PROPOSAL 3 — ADJOURNMENT OR POSTPONEMENT: Proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the matters under consideration. Our Board of Governors recommends a vote “FOR” this proposal.
☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE SIGN, DATE AND RETURN THIS PROXY as soon as possible to Christianson PLLP at 302 SW 5th Street, Willmar, MN 56201.
Dated:  , 2022
SIGNATURE BLOCK FOR INDIVIDUALS OR JOINT OWNERS*	SIGNATURE BLOCK FOR ENTITIES** (Corporation, Partnership, Trust, IRA)
Signature (1):	Entity Name:
Print Name:
Date:	Signature
Signature (2):	Signor Name:
Print Name:	Title:
Date:	Date:

*
If units are held jointly, each holder should sign. Please sign your name exactly as it appears on the unit certificate.

**
Please sign your name exactly as it appears on the unit certificate. If signing for estates, trusts, corporations, IRAs or partnerships, title or capacity should be stated.

A-62

APPENDIX B
FORM OF TRANSMITTAL LETTER
GRANITE FALLS ENERGY, LLC
15045 Highway 23 S.E.
Granite Falls, MN 56241-0216
[Date]
Name
[Address]
[city, state, zip code]
Re: Granite Falls Energy, LLC Membership Certificates
Dear Member:
As you know, the Members of Granite Falls Energy, LLC (the “Company”) affirmatively voted on November 3, 2022, to reclassify the membership units of the Company into three classes: Class A, Class B and Class C Units. We now ask that you return your original membership certificate(s) to the Company so that we may re-issue a new certificate to you which will identify the Class of membership units you now own. If your original membership certificates are being held by a bank as security interest for debt or by a trustee or other third party, please make arrangements with such third parties to return your original membership certificates as soon as possible.
Please mail or hand-deliver your membership certificates to:
Granite Falls Energy, LLC
15045 Highway 23 S.E.
Granite Falls, MN 56241-0216
Please feel free to contact Stacie Schuler at 320-564-3100 if you have any questions regarding the return of your membership certificates.
Very truly yours,
/s/ Paul Enstad

Paul Enstad
Chairman of the Board